SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               CITIBANK (SOUTH DAKOTA), N.A.



                                                By:/s/ William A. Kauffman
                                                     William A. Kauffman
                                                     Vice President


August 7, 1997


                                        3

                                                                  EXECUTION COPY






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                         CITIBANK (SOUTH DAKOTA), N.A.,
                              Seller and Servicer,

                               CITIBANK (NEVADA),
                              NATIONAL ASSOCIATION,
                                     Seller,

                                       and

                     YASUDA BANK AND TRUST COMPANY (U.S.A.),
                                     Trustee

                       on behalf of the Certificateholders


                            SERIES 1997-6 SUPPLEMENT

                           Dated as of August 7, 1997

                                       to

                         POOLING AND SERVICING AGREEMENT

                            Dated as of May 29, 1991



                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1997-6



--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                   Creation of the Series 1997-6 Certificates


Section 1.01.     Designation..................................................1


                                   ARTICLE II

                                   Definitions


Section 2.01.     Definitions..................................................2
Section 2.02.     Amendments to Certain Definitions...........................26


                                   ARTICLE III

                              Servicer and Trustee


Section 3.01.     Servicing Compensation......................................27
Section 3.02.     Trustee Appointment of Agents...............................29


                                   ARTICLE IV

                 Rights of Series 1997-6 Certificateholders and
                    Allocation and Application of Collections


Section 4.01.     Allocations.................................................29
Section 4.02.     Determination of Monthly Interest and
                  Monthly Accretion...........................................30
Section 4.03.     Determination of Monthly Principal..........................31
Section 4.04.     Establishment of Funding Accounts...........................32
Section 4.05.     Required Amount.............................................34
Section 4.06.     Application of Reallocated Investor
                  Finance Charge Collections and Available
                  Investor Principal Collections..............................35
Section 4.07.     Distributions to Series 1997-6
                  Certificateholders..........................................42
Section 4.08.     Investor Charge-Offs........................................43

                                TABLE OF CONTENTS
                                    (cont'd)

                                                                            Page

Section 4.09.     Excess Finance Charge Collections...........................45
Section 4.10.     Subordinated Principal Collections..........................48
Section 4.11.     Credit Enhancement..........................................49
Section 4.12.     Reallocated Investor Finance Charge
                  Collections.................................................54
Section 4.13.     Excess Principal Collections................................56


                                    ARTICLE V

                          Distributions and Reports to
                        Series 1997-6 Certificateholders


Section 5.01.     Distributions...............................................57
Section 5.02.     Reports and Statements to Series 1997-6
                  Certificateholders..........................................58


                                   ARTICLE VI

                               Amortization Events


Section 6.01.     Additional Amortization Events..............................59


                                   ARTICLE VII

                    Optional Repurchase; Accumulation Period


Section 7.01.     Optional Repurchase.........................................60
Section 7.02.     Accumulation Period Postponement............................61


                                  ARTICLE VIII

                               Final Distributions

                                TABLE OF CONTENTS
                                    (cont'd)

                                                                            Page

Section 8.01.     Sale of Certificateholders' Interest
                  Pursuant to Section 2.06 or 10.01 of the
                  Agreement...................................................62
Section 8.02.     Distribution of Proceeds of Sale,
                  Disposition or Liquidation of the
                  Receivables Pursuant to Section 9.02 of
                  the Agreement...............................................64


                                   ARTICLE IX

                                    Covenants


Section 9.01.     Reduction in Portfolio Yield................................66


                                    ARTICLE X

                            Miscellaneous Provisions


Section 10.01.    Ratification of Agreement...................................67
Section 10.02.    Counterparts................................................67
Section 10.03.    Governing Law...............................................67
Section 10.04.    Construction of Agreement...................................67


                                    EXHIBITS

Exhibit A-1       Form of Class A Certificate
Exhibit A-2       Form of Class B Certificate
Exhibit B         Form of Monthly Payment Instructions and Notification
                  to the Trustee and the Cash Collateral Depositor
Exhibit C         Form of Monthly Statement
Exhibit D         Form of Monthly Servicer's Certificate

                                    SCHEDULE

Schedule 1        Dealers

                                    SERIES 1997-6 SUPPLEMENT dated as of August
                           7, 1997, among CITIBANK (SOUTH DAKOTA), N.A., a national banking association, Seller and Servicer; CITIBANK (NEVADA), NATIONAL ASSOCIATION, a national banking association, Seller; and YASUDA BANK AND TRUST COMPANY (U.S.A.), a New York trust company, Trustee.



                  Pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), among the Sellers, the Servicer and the Trustee, the Sellers have created Citibank Credit Card Master Trust I, formerly known as Standard Credit Card Master Trust I (the "Trust"). Section 6.03 of the Agreement provides that the Sellers may from time to time direct the Trustee to issue, on behalf of the Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

                  Pursuant to this Series Supplement, the Sellers and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.


                                    ARTICLE I

                   Creation of the Series 1997-6 Certificates

                  Section 1.01. Designation. (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as "Citibank Credit Card Master Trust I, Series 1997- 6". The Series 1997-6 Certificates shall be issued in two Classes, the first of which shall be known as the "Zero Coupon Class A Credit Card Participation Certificates, Series 1997-6", and the second of which shall be known as the "Zero Coupon Class B Credit Card Participation Certificates, Series 1997-6".

                  (b) Series 1997-6 shall be included in Group One. Notwithstanding any provision in the Agreement or in this Series Supplement, the first Distribution Date with respect to Series 1997-6 shall be the September 1997 Distribution Date .

                  (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.


                                   ARTICLE II

                                   Definitions

                  Section 2.01. Definitions. (a) Whenever used in this Series Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  "Accreted Invested Amount" shall mean, when used with respect to any date, the sum of the Class A Accreted Invested Amount and the Class B Accreted Invested Amount.

                  "Accretion Termination Event" shall have the meaning specified in Section 4.02(c).

                  "Accumulation Period" shall mean, unless an Amortization Event shall have occurred prior thereto, the period commencing at the close of business on the fourth-to-last Business Day of July 2003, or such later date as is determined in accordance with Section 7.02, and ending upon the first to occur of (a) the commencement of the Early Amortization Period and (b) the payment in full to Class A Certificateholders and Class B Certificateholders of the Class A Invested Amount and the Class B Invested Amount, respectively.

                  "Accumulation Period Accreted Invested Amount" shall mean, for any date following the end of the Revolving Period, an amount equal to the sum of the Class A Accreted Invested Amount as of the end of the Revolving Period and the Class B Accreted Invested Amount as of the end of the Due Period immediately preceding such date.

                  "Accumulation Period Amount" shall mean, for each Monthly Period, an amount equal to the product of (a) Available Expected Principal for such Monthly Period and (b) a fraction, the numerator of which is the Accumulation Period Accreted Invested Amount and the denominator of which is the sum of (x) the Accumulation Period Accreted Invested Amount and (y) the initial invested amounts (or initial invested amounts adjusted as provided in the relevant Supplements) of all Variable Accumulation Series that are not in their revolving periods as of such Monthly Period; provided that, for purposes of this definition, the commencement date of the accumulation period of each Variable Accumulation Series shall be deemed to have been postponed to the latest permissible date, determined as if the provisions of
Section 7.02 applied to each such Series (applying such provisions first to the Variable Accumulation Series with the latest expected final payment date and next to each Series with the next preceding expected final payment date); provided, further, that a Variable Accumulation Series shall be deemed to be in its revolving period in each Monthly Period in which the sum of the expected controlled accumulation or amortization amounts for all subsequent monthly periods for such Series is equal to the initial invested amount (or initial invested amount adjusted as provided in the relevant Supplement) of such Series.

                  "Adjusted Invested Amount" shall have the meaning specified in
Section 2.02(a).

                  "Allocable Defaulted Amount" shall mean, with respect to any Due Period, an amount equal to the product of (a) the Series 1997-6 Allocation Percentage with respect to such Due Period, (b) the Floating Allocation Percentage with respect to such Due Period and (c) the Defaulted Amount with respect to such Due Period.

                  "Allocable Finance Charge Collections" shall mean, with respect to any Deposit Date or Distribution Date, the product of (a) the Series 1997-6 Allocation Percentage for the related Due Period and (b) the aggregate amount of Collections in respect of Finance Charge Receivables relating to any Deposit Date or Distribution Date, as applicable.

                  "Allocable Miscellaneous Payments" shall mean, with respect to any Distribution Date, the product of (a) the Series 1997-6 Allocation Percentage for the related Due Period and (b) Miscellaneous Payments with respect to the related Due Period.

                  "Allocable Principal Collections" shall mean, with respect to any Deposit Date or Distribution Date, the product of (a) the Series 1997-6 Allocation Percentage for the related Due Period and (b) the aggregate amount of Collections in respect of Principal Receivables relating to any Deposit Date or Distribution Date, as applicable.

                  "Available Class B Enhancement Amount" shall mean, with respect to any date of determination, one-third of the Class B Accreted Invested Amount; provided that the Available Class B Enhancement Amount shall never be greater than the Initial Class B Enhancement Amount.

                  "Available Enhancement Amount" shall mean, with respect to any date of determination, the excess, if any, of

(a) the sum of (i) the greater of (A) 11% of the Accreted Invested Amount, minus the Class B Accreted Invested Amount and (B) 7% of the Accreted Invested Amount, minus the Available Class B Enhancement Amount and (ii) the Available Class B Enhancement Amount over (b) the excess, if any, of the aggregate amount of all withdrawals from the Cash Collateral Account pursuant to Section 4.11(i) prior to such date over the aggregate amount of all deposits of Excess Finance Charge Collections to the Cash Collateral Account pursuant to Section 4.09(j) prior to such date; provided that the Available Enhancement Amount shall never be greater than the Initial Cash Collateral Amount.

                  "Available Expected Principal" for any date of determination with respect to each Monthly Period shall be equal to the excess of (a) the Expected Monthly Principal for such Monthly Period over (b) the sum of, without duplication, (i) all scheduled amortizations or accumulations of principal, including past due shortfalls as of such date of determination, for all Fixed Accumulation Series that are not in their revolving periods as of such Monthly Period and (ii) all principal collections projected by the Servicer to be allocable to any other Series with respect to which an Amortization Event shall have occurred on or prior to such date of determination.

                  "Available Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) an amount equal to (i) Investor Principal Collections for such Distribution Date, minus (ii) the amount of Subordinated Principal Collections with respect to such Distribution Date that pursuant to Section 4.10(a) is required to fund any deficiency pursuant to
Section 4.06(a)(i) and (a)(iii) or (c)(i) and (c)(iii), as the case may be, for such Distribution Date, plus (b) Allocable Miscellaneous Payments on deposit in the Collection Account for such Distribution Date, plus (c) Series 1997-6 Excess Principal Collections on deposit in the Collection Account for such Distribution Date plus (d) Subordinated Series Reallocated Principal Collections on deposit in the Collection Account for such Distribution Date.

                  "Available Shared Enhancement Amount" shall mean, with respect to any date of determination, the excess, if any of (a) the greater of (i) 11% of the Accreted Invested Amount, minus the Class B Accreted Invested Amount and
(ii) 7% of the Accreted Invested Amount, minus the Available Class B Enhancement Amount over (b) the excess, if any, of the aggregate amount of all withdrawals from the Cash Collateral Account pursuant to Section 4.11(i) prior to such date over the aggregate amount of all deposits of Excess Finance Charge Collections to the Cash Collateral Account pursuant to Section 4.09(j) prior to such date; provided that the Available Shared Enhancement Amount shall never be greater than the Initial Shared Enhancement Amount.

                  "Bank Collateral Account" shall have the meaning specified in
Section 4.11(a).

                  "Cash Collateral Account" shall have the meaning specified in
Section 4.11(a).

                  "Cash Collateral Account Investments" shall mean Eligible Investments.

                  "Cash Collateral Depositor" shall mean the financial institution or institutions that are a party to the Loan Agreement, such financial institution or institutions to be selected by the Sellers on or prior to the Closing Date to make a deposit in the Cash Collateral Account on the Closing Date, or any successors or assigns thereto appointed as provided in the Loan Agreement.

                  "CCA Charge-Offs" shall have the meaning specified in Section 4.08(d).

                  "CCA Default Amount" shall mean, with respect to any Distribution Date (commencing with the Distribution Date following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full and provided that the Economic Special Payment Date has occurred), the Allocable Defaulted Amount for the related Due Period.

                  "CCA Initial Invested Amount" shall mean the aggregate amount withdrawn from the Cash Collateral Account and applied to the payment of principal of the Series 1997-6 Certificates with respect to the Economic Special Payment Date, if any, pursuant to Section 4.11(i)(D) and (E).

                  "CCA Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the CCA Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Cash Collateral Depositor pursuant to Section 4.06(f)(iv) prior to such date, minus (c) the aggregate amount of CCA Charge-Offs for all prior Distribution Dates pursuant to Section 4.08(d), minus (d) the aggregate amount of Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.10(a) that have resulted in a reduction in the CCA Invested Amount pursuant to Section 4.08(c), minus (e) an amount equal to the amount by which the CCA Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.08(a) and
(b), and plus (f) the sum of (i) the aggregate amount of any Allocable Miscellaneous Payments allocated and available on all prior Distribution Dates pursuant to Section 4.08(d) and (ii) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to
Section 4.09(i), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that (i) unless and until a withdrawal is made from the Cash Collateral Account, and the proceeds thereof are applied to the payment of principal of the Series 1997-6 Certificates, with respect to the Economic Special Payment Date pursuant to Section 4.11(i)(D) and
(E), the CCA Invested Amount shall be zero and (ii) the CCA Invested Amount may not be reduced below zero.

                  "CCA Monthly Interest" shall mean, with respect to any Distribution Date following the Economic Special Payment Date, an amount equal to one-twelfth of the product of (a) the CCA Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to any distribution to the Cash Collateral Depositor on such preceding Distribution Date pursuant to Section 4.06(f)(iv)) and (b) a fraction, the numerator of which is equal to the sum of (i) the product of (x) the Class A Accretion Rate and (y) the Outstanding Principal Amount of the Class A Certificates as of the close of business on such preceding Distribution Date (after giving effect to any distribution of Class A Monthly Principal on such preceding Distribution Date) and (ii) the product of (x) the Class B Accretion Rate and (y) the Outstanding Principal Amount of the Class B Certificates as of the close of business on such preceding Distribution Date (after giving effect to any distribution of Class B Monthly Principal on such preceding Distribution Date) and the denominator of which is the sum of the Outstanding Principal Amounts referred to in clauses
(i)(y) and (ii)(y) above; provided, however, that with respect to each Distribution Date following the Distribution Date on which the Outstanding Principal Amount of the Class A Certificates has been reduced to zero, "CCA Monthly Interest" shall mean, with respect to any Distribution Date, an amount equal to one-twelfth of the product of (A) the CCA Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to any distribution to the Cash Collateral Depositor on such preceding Distribution Date pursuant to Section 4.06(f)(iv)) and (B) the Class B Accretion Rate.

                  "CCA Monthly Principal" shall mean, for any Distribution Date with respect to the Early Amortization Period, beginning with the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full and provided that the Economic Special Payment Date has occurred, the Available Investor Principal Collections for such Distribution Date (minus the portion of such Available Investor Principal Collections applied to

Class A Monthly Principal or Class B Monthly Principal on such Distribution
Date); provided, however, that the CCA Monthly Principal shall not exceed the CCA Invested Amount.

                  "CCA Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Class A Accreted Invested Amount" shall mean, when used with respect to any date, the sum of (a) the Class A Initial Invested Amount and (b) the sum of all Class A Monthly Accretion Amounts for all Distribution Dates prior to such date.

                  "Class A Accretion Rate" shall mean 6.32311704% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

                  "Class A Adjusted Net Swap Payment" shall mean, with respect to any Distribution Date, the Class A Net Swap Payment for such Distribution Date minus the Class A Funding Account Swap Payment for such Distribution Date.

                  "Class A Adjusted Net Swap Receipt" shall mean, with respect to any Distribution Date, the Class A Net Swap Receipt for such Distribution Date minus the Class A Funding Account Swap Receipt for such Distribution Date.

                  "Class A Allocable Share" shall mean, for each Distribution Date with respect to a Monthly Period and for each Distribution Date that is a Special Payment Date, as applicable, the sum of (a) the product of (i) Reallocated Investor Finance Charge Collections deposited in the Collection Account for such Distribution Date and (ii) the Class A Invested Percentage for such Distribution Date and (b) the Class A Funding Account Shortfall for such Distribution Date, if any, and the amount of any Class A Funding Account Shortfall (and interest thereon at the Class A Accretion Rate) previously allocable to but neither deposited into the Class A Principal Funding Account nor deposited into the Class A Interest Funding Account (as applicable) on a prior Distribution Date.

                  "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "Class A Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Class A Certificates.

                  "Class A Certificates" shall mean any one of the certificates executed by the Banks and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.

                  "Class A Covered Amount" shall mean, with respect to any Monthly Period, (i) one-twelfth of the product of (a) the Class A Accretion Rate and (b) the Class A Principal Funding Account Balance, if any, for such Monthly Period, plus (ii) the Class A Funding Account Swap Payment for the such Monthly Period, if any, minus (iii) the Class A Funding Account Swap Receipt for the such Monthly Period, if any (to the extent that such amount has been deposited in the Collection Account on the Distribution Date relating to such Monthly Period).

                  "Class A Excess Investment Proceeds" shall mean, with respect to any Monthly Period, an amount equal to the excess, if any, of (a) the Class A Investment Proceeds for such Monthly Period over (b) the Class A Covered Amount for such Monthly Period.

                  "Class A Expected Final Payment Date" shall mean the August 2004 Distribution Date.

                  "Class A Funding Account Shortfall" shall mean, with respect to any Monthly Period, an amount equal to the excess, if any, of (a) the Class A Covered Amount for such Monthly Period over (b) the Class A Investment Proceeds for such Monthly Period ; provided, however, that for the purpose of determining Class A Funding Account Shortfall, as such term is used in Section 4.06(c)(i), Class A Covered Amount shall be determined without reference to any Class A Funding Account Swap Payment or any Class A Funding Account Swap Receipt.

                  "Class A Funding Account Swap Payment" shall mean, with respect to any Distribution Date, the product of the Class A Net Swap Payment for such Distribution Date and a fraction, the numerator of which is the Class A Principal Funding Account Balance as of the close of business on the preceding Distribution Date and the denominator of which is the Outstanding Principal Amount of the Class A Certificates as of the close of business on the preceding Distribution Date.

                  "Class A Funding Account Swap Receipt" shall mean, with respect to any Distribution Date, the product of the Class A Net Swap Receipt for such Distribution Date and a fraction, the numerator of which is the Class A Principal Funding Account Balance as of the close of business on the preceding Distribution Date and the denominator of which is the Outstanding Principal Amount of the Class A Certificates as of the close of business on the preceding Distribution Date.

                  "Class A Initial Invested Amount" shall mean $642,086,168.00.

                  "Class A Interest Funding Account" shall have the meaning specified in Section 4.04(a).

                  "Class A Interest Rate Swap" shall mean the interest rate swap agreement dated the Closing Date, between the Trust and the Swap Counterparty, for the benefit of the Class A Certificateholders, copies of which are attached hereto as Exhibit E-1, or any Replacement Interest Rate Swap.

                  "Class A Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Class A Accreted Invested Amount, minus
(b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus (c) the Class A Principal Funding Account Balance as of such date, and minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed pursuant to Section 4.08(a) prior to such date; provided, however, that the Class A Invested Amount may not be reduced below zero.

                  "Class A Invested Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the Invested Amount as of such last day.

                  "Class A Investment Fee" shall mean, for each Distribution Date beginning with the September 2003 Distribution Date and ending with the Distribution Date immediately preceding the Class A Expected Final Payment Date, a fee in an amount equal to $949,049, $872,170, $794,453, $714,811, $634,273,
$552,518, $469,097, $384,610, $298,813, $211,505 and $122,883, respectively.

                  "Class A Investment Proceeds" shall mean, with respect to any Monthly Period, the aggregate amount of all interest and other investment income (net of investment expenses) earned (and actually received by the Trustee on the Distribution Date following such Monthly Period) on the Class A Principal Funding Account Balance for such Monthly Period.

                  "Class A Investor Charge-Offs" shall have the meaning specified in Section 4.08(a).

                  "Class A Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Allocable Defaulted Amount for the related Due Period and (b) the Class A Invested Percentage for such Distribution Date.

                  "Class A Monthly Accretion Amount" shall mean, with respect to any Distribution Date, (a) the amount of funds, if any, actually treated as Investor Principal Collections on such Distribution Date pursuant to Section 4.06(a)(i)(A) or (b) the sum of (i) the amount, if any, actually deposited into the Class A Principal Funding Account on such Distribution Date pursuant to
Section 4.06(c)(i)(A) and (ii) the amount of Class A Investment Proceeds with respect to the preceding Monthly Period, if any, actually deposited into, or retained in, the Class A Principal Funding Account on such Distribution Date pursuant to Section 4.04(b), as the case may be.

                  "Class A Monthly Interest" shall have the meaning specified in
Section 4.02(a).

                  "Class A Monthly Principal" shall have the meaning specified in Section 4.03(a).

                  "Class A Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Class A Net Swap Payment" shall mean, with respect to any Distribution Date, the net amount due the Swap Counterparty for such Distribution Date, if any, as determined pursuant to the Class A Interest Rate Swap.

                  "Class A Net Swap Receipt" shall mean, with respect to any Distribution Date, the net amount due from the Class A Swap Counterparty for such Distribution Date, if any, as determined pursuant to the Class A Interest Rate Swap.

                  "Class A Principal Draw Amount" shall have the meaning specified in Section 4.11(h).

                  "Class A Principal Funding Account" shall have the meaning specified in Section 4.04(b).

                  "Class A Principal Funding Account Balance" shall mean, with respect to any Monthly Period, the principal amount, if any, on deposit in the Class A Principal Funding Account on the last day of such Monthly Period.

                  "Class B Accreted Invested Amount" shall mean, when used with respect to any date, the sum of (a) the Class B Initial Invested Amount and (b) the sum of all Class B

Monthly Accretion Amounts for all Distribution Dates prior to such date.

                  "Class B Accretion Rate" shall mean 6.46918258% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

                  "Class B Allocable Share" shall mean, for each Distribution Date with respect to a Monthly Period and for each Distribution Date that is a Special Payment Date, as applicable, the product of (i) Reallocated Investor Finance Charge Collections deposited in the Collection Account for such Distribution Date and (ii) the Class B Invested Percentage for such Distribution Date.

                  "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                  "Class B Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Class B Certificates.

                  "Class B Certificates" shall mean any one of the certificates executed by the Banks and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.

                  "Class B Expected Final Payment Date" shall mean the August 2004 Distribution Date.

                  "Class B Initial Invested Amount" shall mean $40,676,219.00.

                  "Class B Interest Funding Account" shall have the meaning specified in Section 4.04(a).

                  "Class B Interest Rate Swap" shall mean the interest rate swap agreement dated the Closing Date, between the Trust and the Swap Counterparty, for the benefit of the Class B Certificateholders, copies of which are attached hereto as Exhibit E-2, or any Replacement Interest Rate Swap.

                  "Class B Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Class B Accreted Invested Amount, minus
(b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date (other than any principal payments made to Class B Certificateholders from the proceeds of a Reimbursement Draw Amount pursuant to Section 4.11(f)), minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates pursuant to Section

4.08(b), minus (d) the aggregate amount of Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.10(a) (excluding any Subordinated Principal Collections that have resulted in a reduction in the CCA Invested Amount pursuant to Section 4.08(c)), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.08(a), and plus (f) the sum of (i) the aggregate amount of any Allocable Miscellaneous Payments allocated and available on all prior Distribution Dates pursuant to Section 4.08(b)(i) and (ii) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.09(f), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

                  "Class B Invested Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the Invested Amount as of such last day.

                  "Class B Investor Charge-Offs" shall have the meaning specified in Section 4.08(b).

                  "Class B Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Allocable Defaulted Amount for the related Due Period and (b) the Class B Invested Percentage for such Distribution Date.

                  "Class B Monthly Accretion Amount" shall mean, with respect to any Distribution Date, the amount, if any, actually treated as Investor Principal Collections on such Distribution Date pursuant to Section 4.06(b)(i)(A) or (d)(i)(A).

                  "Class B Monthly Interest" shall have the meaning specified in
Section 4.02(b).

                  "Class B Monthly Principal" shall have the meaning specified in Section 4.03(b).

                  "Class B Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Class B Net Swap Payment" shall mean, with respect to any Distribution Date, the net amount due the Swap Counterparty for such Distribution Date, if any, as determined pursuant to the Class B Interest Rate Swap.

                  "Class B Net Swap Receipt" shall mean, with respect to any Distribution Date, the net amount due from the Swap Counterparty for such Distribution Date, if any, as determined pursuant to the Class B Interest Rate Swap.

                  "Class B Principal Commencement Date" shall mean the Distribution Date on which the Class A Invested Amount is to be paid in full.

                  "Class B Principal Draw Amount" shall have the meaning specified in Section 4.11(h).

                  "Closing Date" shall mean August 7, 1997.

                  "Controlled Amortization Amount" shall mean one-eleventh of the Class A Accreted Invested Amount as of the end of the Revolving Period; provided that, if the commencement of the Accumulation Period is postponed pursuant to Section 7.02, the Controlled Amortization Amount shall mean the amount to be specified on the date on which the Accumulation Period is postponed; provided, further, that if the commencement of the Accumulation Period is postponed pursuant to Section 7.02, the Controlled Amortization Amount for each Monthly Period shall be no greater than the Accumulation Period Amount for such Monthly Period and no less than the lesser of (a) the Accumulation Period Amount for such Monthly Period and (b) one-eleventh of the Class A Accreted Invested Amount as of the end of the Revolving Period; provided, however, that the sum of the Controlled Amortization Amounts for all Monthly Periods during the postponed Accumulation Period shall not be less than the Class A Accreted Invested Amount as of the end of the Revolving Period.

                  "Controlled Distribution Amount" shall mean, for any Distribution Date with respect to a Monthly Period, an amount equal to the sum of the Controlled Amortization Amount and any existing Deficit Controlled Amortization Amount.

                  "Cumulative Excess Interest Amount" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Excess Interest Amount with respect to such Distribution Date and (b) the aggregate Excess Interest Amounts with respect to prior Distribution Dates that have neither been made available as a portion of Investor Principal Collections nor been deposited into the Class B Interest Funding Account (as applicable) on a prior Distribution Date pursuant to Section 4.09(c) or 4.11(d); provided, however, that with respect to the first Distribution Date, the Cumulative Excess Interest Amount shall be zero.

                  "Cut-Off Date" shall mean July 28, 1997.

                  "Default Draw Amount" shall have the meaning specified in
Section 4.11(e).

                  "Deficit Controlled Amortization Amount" shall mean (a) on the first Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Amortization Amount over the amount distributed from the Collection Account as Class A Monthly Principal for such Distribution Date and
(b) on each subsequent Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Amortization Amount plus any then existing Deficit Controlled Amortization Amount over the amount distributed from the Collection Account as Class A Monthly Principal for such Distribution Date.

                  "Determination Date" shall mean the earlier of the fifth Business Day and the eighth calendar day preceding the seventh day of each calendar month (or, if such seventh day is not a Business Day, the next succeeding Business Day).

                  "Distribution Date" shall mean the fifteenth day of each calendar month, or, if such fifteenth day is not a Business Day, the next succeeding Business Day; provided, however, that solely with respect to any payments or receipts relating to the Interest Rate Swaps, Distribution Date shall mean the Transfer Date if the unsecured, unguaranteed, long-term debt rating or financial program or counterparty rating of the Swap Counterparty is reduced below (i) AAA by Standard & Poor's or (ii) Aaa by Moody's.

                  "Early Amortization Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event with respect to Series 1997-6 is deemed to have occurred, and ending upon the earlier to occur of (i) the payment in full to the Class A Certificateholders and the Class B Certificateholders of the Class A Invested Amount and the Class B Invested Amount, respectively, and the payment in full to the Cash Collateral Depositor of the CCA Invested Amount, if any, and (ii) the Termination Date.

                  "Economic Amortization Event" shall mean an Amortization Event set forth in Section 6.01(c) or (e).

                  "Economic Special Payment Date" shall mean the Special Payment Date falling in the Due Period following the Due Period in which an Economic Amortization Event is deemed to have occurred.

                  "Excess Finance Charge Collections" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to Section 4.06(a)(v) or (c)(v) and (b)(iii) or (d)(iii), as the case may be, with respect to such Distribution Date.

                  "Excess Interest Amount" shall mean, with respect to any Distribution Date, an amount equal to one-twelfth of the product of (a) (i) the Outstanding Principal Amount of the Class B Certificates as of the preceding Distribution Date (after subtracting therefrom the aggregate amount of distributions of Class B Monthly Principal made to the Class B Certificateholders on or before such preceding Distribution Date) minus (ii) the Class B Invested Amount as of such preceding Distribution Date (after giving effect to any increase or decrease in the Class B Invested Amount on such preceding Distribution Date) and (b) the Class B Accretion Rate; provided, however, that with respect to the first Distribution Date, the Excess Interest Amount shall be zero.

                  "Excluded Series" shall mean Series 1992-1, Series 1993-1, Series 1995-7 and any other Series designated in the related Supplement as an Excluded Series.

                  "Expected Monthly Principal" shall be equal to the product of
(a) the lowest of the monthly principal payment rates expressed as a decimal for the 12 months preceding the date of such calculation and (b) the sum of the initial invested amounts of all outstanding Series (or (i) with respect to this Series 1997-6, during the Revolving Period, the Accreted Invested Amount, or during the Accumulation Period, the Accumulation Period Accreted Invested Amount and (ii) with respect to any other outstanding Series if so specified in the applicable Supplement, the initial invested amount adjusted as provided in such Supplement), but not including any Excluded Series unless an Amortization Event has occurred with respect to such Excluded Series.

                  "Fixed Accumulation Series" shall mean each outstanding Series, other than Excluded Series, for which, pursuant to the terms of the related Supplement, the commencement date of the Accumulation Period may not be changed at the option of the Servicer.

                  "Floating Allocation Percentage" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the sum of the Invested Amount and the CCA Invested Amount, if any, as of the first day of such Due Period and the denominator of which is the product of (a) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Series 1997-6 Allocation Percentage with respect to the Due Period in respect of which the Floating Allocation

Percentage is being determined; provided, however, that, with respect to the first Due Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the product of (x) the total amount of Principal Receivables in the Trust on the Cut-Off Date and (y) the Series 1997-6 Allocation Percentage with respect to the Cut-Off Date; provided, further, that, with respect to any Due Period in which a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs, the amount referred to in clause (a) shall be the weighted average of the amount of Principal Receivables in the Trust on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the immediately preceding Due Period.

                  "Gross Amount" shall mean, for each Distribution Date with respect to a Monthly Period, the sum of (a) the Gross Amount Allocation Percentage of Allocable Finance Charge Collections for the Due Period immediately preceding such Distribution Date, (b) Reallocated Investor Finance Charge Collections for such Distribution Date and (c) the Class A Excess Investment Proceeds for such Distribution Date, if any.

                  "Gross Amount Allocation Percentage" shall mean 100% minus the Floating Allocation Percentage.

                  "Group One" shall mean Series 1997-6 and each other Series specified in the related Supplement to be included in Group One.

                  "Group One Investor Additional Amounts" shall mean, with respect to any Distribution Date, the sum of (a) Series 1997-6 Additional Amounts for such Distribution Date and (b) for all other Series included in Group One, the sum of (i) the aggregate net amount by which the invested amounts of the Investor Certificates of such Series have been reduced as a result of investor charge-offs, subordination of principal collections and funding the investor default amounts in respect of any Class of such Series as of such Distribution Date and (ii) if the applicable Supplements so provide, the aggregate unpaid (or unfunded) amount of interest at the applicable Certificate Rates (or accretion rates) that has accrued or accreted on the amounts described in the preceding clause (i) for such Distribution Date.

                  "Group One Investor Default Amount" shall mean, with respect to any Distribution Date, the sum of (a) the Series 1997-6 Default Amount for such Distribution Date and (b) the aggregate amount of the investor default amounts for all other Series included in Group One for such Distribution Date.

                  "Group One Investor Finance Charge Collections" shall mean, with respect to any Distribution Date, the sum of (a) Investor Finance Charge Collections for such Distribution Date and (b) the aggregate amount of the investor finance charge collections for all other Series included in Group One for such Distribution Date.

                  "Group One Investor Monthly Fees" shall mean, with respect to any Distribution Date, the sum of (a) Series 1997-6 Monthly Fees for such Distribution Date and (b) the aggregate amount of the servicing fees, investor fees, fees payable to any Series Enhancer and any other similar fees, that are payable out of reallocated investor finance charge collections pursuant to the related Supplements, for all other Series included in Group One for such Distribution Date.

                  "Group One Investor Monthly Interest" shall mean, with respect to any Distribution Date, the sum of (a) Series 1997-6 Monthly Interest for such Distribution Date and (b) the aggregate amount of monthly interest, including overdue monthly interest and interest on such overdue monthly interest, if applicable, for all other Series included in Group One for such Distribution Date.

                  "Initial Cash Collateral Amount" shall mean $74,480,000.

                  "Initial Class B Enhancement Amount" shall mean $21,280,000.

                  "Initial Invested Amount" shall mean, during the Revolving Period, the Accreted Invested Amount, or during the Accumulation Period, the Accumulation Period Accreted Invested Amount.

                  "Initial Shared Enhancement Amount" shall mean $53,200,000.

                  "Interest Accretion Date" shall mean any of (a) each Distribution Date, (b) the Class A Expected Final Payment Date and (c) the Class B Expected Final Payment Date.

                  "Interest Draw Amount" shall have the meaning specified in
Section 4.11(d).

                  "Interest Funding Accounts" shall mean the Class A Interest Funding Account and the Class B Interest Funding Account.

                  "Interest Period" shall mean, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.

                  "Interest Rate Swaps" shall mean the Class A Interest Rate Swap and the Class B Interest Rate Swap.

                  "Invested Amount" shall mean, when used with respect to any date, an amount equal to the sum of (a) the Class A Invested Amount as of such date and (b) the Class B Invested Amount as of such date; provided, however, for purposes of Section 4.12(c) and Section 7.01, "Invested Amount" shall mean, when used with respect to any date, an amount equal to the sum of (i) the Class A Invested Amount as of such date, (ii) the Class B Invested Amount as of such date and (iii) the CCA Invested Amount, if any, as of such date.

                  "Investor Charge-Offs" shall mean, with respect to any Due Period, the Class A Investor Charge-Offs for such Due Period and the Class B Investor Charge-Offs for such Due Period.

                  "Investor Finance Charge Collections" shall mean, with respect to any Distribution Date, an amount equal to (a) the product of (i) the Floating Allocation Percentage for the related Due Period and (ii) Allocable Finance Charge Collections deposited in the Collection Account for the related Due Period, minus (b) the aggregate amount of Servicer Interchange for the related Due Period.

                  "Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) the Floating Allocation Percentage, with respect to the Revolving Period, or the Principal Allocation Percentage, with respect to the Accumulation Period or the Early Amortization Period, of Allocable Principal Collections deposited in the Collection Account for the related Due Period (or any partial Due Period that occurs as the first Due Period during the Early Amortization Period), (b) the amount, if any, of Collections of Finance Charge Receivables to be distributed pursuant to Section 4.06(a)(i)(A) or (b)(i)(A), (c) the amount, if any, of Collections of Finance Charge Receivables and Excess Finance Charge Collections to be distributed pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be, on such Distribution Date and (d) the amount, if any, of Excess Finance Charge Collections to be distributed pursuant to Sections 4.09(b), (d), (f), (h) or (i) on such Distribution Date.

                  "Loan Agreement" shall mean the agreement among the Banks, the Trustee and the Cash Collateral Depositor, dated as of the date hereof, and as may be amended from time to time.

                  "Monthly Period" shall mean each period beginning on and including a Distribution Date and ending on and including the day preceding the following Distribution Date; provided that the first Monthly Period shall begin on the first Distribution Date with respect to the Accumulation Period and the last Monthly Period shall end on the day preceding the last Distribution Date with respect to the Accumulation Period.

                  "Net Servicing Fee Rate" shall mean (i) so long as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is the Servicer, 0.37% per annum and (ii) if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, 0.77% per annum.

                  "Outstanding Principal Amount" shall mean, when used with respect to any date, (a) with respect to the Class A Certificates, an amount equal to the Class A Accreted Invested Amount, minus the aggregate amount of principal payments made to Class A Certificateholders prior to such date, and
(b) with respect to the Class B Certificates, the Class B Accreted Invested Amount, minus the aggregate amount of principal payments made to Class B Certificateholders prior to such date.

                  "Payment Date" shall mean any Interest Accretion Date and any Special Payment Date.

                  "Principal Allocation Percentage" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Accreted Invested Amount or, following the end of the Revolving Period, the Accumulation Period Accreted Invested Amount, as the case may be, and the denominator of which is the product of (a) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Series 1997-6 Allocation Percentage with respect to the Due Period in respect of which the Principal Allocation Percentage is being determined; provided, however, that, with respect to any Due Period in which a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs, the amount referred to in clause (a) shall be the weighted average of the amount of Principal Receivables in the Trust on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the immediately preceding Due Period.

                  "Reallocated Investor Finance Charge Collections" shall mean that portion of Group One Investor Finance Charge Collections allocated to Series 1997-6 pursuant to Section 4.12.

                  "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Invested Amount on such Distribution Date, plus (ii) the CCA Invested Amount, if any, on such Distribution Date, plus (iii) accrued and unpaid interest, if any, on the unpaid balance of the Series 1997-6 Certificates (calculated on the basis of the Outstanding Principal Amount of the Class A Certificates and the Class B Certificates at the Class A Accretion Rate and the Class B Accretion Rate, respectively) through the day preceding such Distribution Date, plus (iv) the amount of any Class A Net Swap Payments and any Class B Net Swap Payments previously due but not distributed to the Swap Counterparty as of such Distribution Date.

                  "Reimbursement Draw Amount" shall have the meaning specified in Section 4.11(f).

                  "Replacement Interest Rate Swap" shall mean any replacement interest rate swap having substantially similar terms and conditions as the Interest Rate Swap which it replaces.

                  "Required Amount" shall have the meaning specified in Section 4.05.

                  "Required Draw Amount" shall have the meaning specified in
Section 4.11(c).

                  "Required Surplus Finance Charge Amount" shall mean, with respect to any Due Period, an amount equal to one-twelfth of the product of (a) the Invested Amount as of the last day of the immediately preceding Due Period and (b) a decimal to be set by the Sellers, which shall initially equal zero (and which shall never be less than zero); provided, however, that for purposes of Section 2.01(b) such decimal shall at all times be deemed to be the decimal as set by the Sellers plus 0.01. The Sellers may, from time to time, change the decimal to be set for purposes of clause (b) upon notice to the Trustee, each Rating Agency, the Cash Collateral Depositor and, if such decimal is to be increased, upon delivery by each Seller to the Trustee, the Cash Collateral Depositor of a certificate of a Vice President or more senior officer to the effect that such Seller reasonably believes that such increase will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future.

                  "Revolving Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the Cut-Off Date and ending on the earlier of (a) the close of business on the day the Accumulation Period commences and (b) the close of business on the day the Early Amortization Period commences.

                  "Sellers Collateral Account" shall have the meaning specified in Section 4.11(a).

                  "Sellers' Allocable Share" shall mean, for each Distribution Date with respect to a Monthly Period, the Gross Amount for such Distribution Date less the sum of (a) the Class A Allocable Share for such Distribution Date and (b) the Class B Allocable Share for such Distribution Date.

                  "Sellers' Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used with respect to Finance Charge Receivables and Defaulted Receivables and Principal Receivables during the Revolving Period, and
(b) the Principal Allocation Percentage, when used with respect to Principal Receivables during the Accumulation Period and the Early Amortization Period.

                  "Series 1997-6" or "Series 1997-6 Certificates" shall mean the Series of Investor Certificates the terms of which are specified in this Series Supplement.

                  "Series 1997-6 Accounts" shall have the meaning set forth in
Section 4.04(c).

                  "Series 1997-6 Additional Amounts" shall mean, with respect to any Distribution Date, the sum of the amounts determined pursuant to Sections 4.09(b), (c)(ii), (f) and (i) for such Distribution Date.

                  "Series 1997-6 Allocation Percentage" shall mean the Series Allocation Percentage with respect to Series 1997-6.

                  "Series 1997-6 Certificateholders" shall mean the Holders of Series 1997-6 Certificates.

                  "Series 1997-6 Certificateholders' Interest" shall mean the Class A Certificateholders' Interest and the Class B Certificateholders' Interest.

                  "Series 1997-6 Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the Allocable Defaulted Amount for the related Due Period.

                  "Series 1997-6 Excess Principal Collections" shall mean that portion of Excess Principal Collections allocated to Series 1997-6 pursuant to
Section 4.13.

                  "Series 1997-6 Monthly Fees" shall mean, with respect to any Distribution Date, the sum of (a) the amount determined pursuant to Section 4.09(g) and (b) (i) for any Distribution Date with respect to the Revolving Period or the Early Amortization Period, the amounts determined pursuant to
Section 4.06(a)(iii), Section 4.06(b)(ii) and Section 4.09(e), (ii) for any Distribution Date with respect to any Monthly Period, the amounts determined pursuant to Section 4.06(c)(iii) and Section 4.06(d)(ii), or (iii) for any Distribution Date from and including the September 2003 Distribution Date, to and including the Distribution Date immediately preceding the Class A Expected Final Payment Date, the amounts determined pursuant to Section 4.06(a)(iv) or
Section 4.06(c)(iv).

                  "Series 1997-6 Monthly Interest" shall mean (a) for any Distribution Date with respect to the Revolving Period or the Early Amortization Period, the amounts determined pursuant to Section 4.06(a)(i)(A) and (b)(i)(A) and any CCA Monthly Interest for such Distribution Date or (b) for any Distribution Date with respect to any Monthly Period, the amounts determined pursuant to Section 4.06(c)(i)(A) and (d)(i)(A) (excluding any amounts relating to the Class A Funding Account Shortfall); provided, however, that so long as an Early Amortization Event has not occurred, the applicable Interest Rate Swap has not been terminated and there has not been a payment default by the Swap Counterparty, Series 1997-6 Monthly Interest shall be determined with reference to the Floating Rate plus Spread as defined in the Class A Interest Rate Swap and the Floating Rate plus Spread as defined in the Class B Interest Rate Swap instead of the Class A Accretion Rate and the Class B Accretion Rate, respectively, calculated on the basis of the actual number of days in a period divided by a 360-day year.

                  "Series 1997-6 Principal Shortfall" shall have the meaning specified in Section 4.13.

                  "Series Supplement" shall mean this Series Supplement as amended and supplemented from time to time.

                  "Servicer Interchange" shall mean, for any Due Period, the product of (a) the Floating Allocation Percentage for such Due Period and (b) the portion of Allocable Finance Charge Collections deposited in the Collection Account for such Due Period that is attributable to Interchange; provided, however, that Servicer Interchange for a Due Period shall not exceed one-twelfth of the product of (i) the sum of the Invested Amount and the CCA Invested Amount, if any, as of the last day of the preceding Due Period and (ii) 1.50%.

                  "Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Servicing Fee Rate" shall mean 2.27% per annum.

                  "Special Draw Amount" shall have the meaning specified in
Section 4.11(g).

                  "Special Payment Date" shall mean each Distribution Date with respect to the Early Amortization Period.

                  "Subordinated Principal Collections" shall mean, with respect to each Distribution Date, the product of (a) the Floating Allocation Percentage, with respect to the Revolving Period, or the Principal Allocation Percentage, with respect to the Accumulation Period or the Early Amortization Period, of Allocable Principal Collections deposited in the Collection Account for the related Due Period (or any partial Due Period that occurs as the first Due Period during the Early Amortization Period) and (b) the Class B Invested Percentage for such Distribution Date.

                  "Subordinated Series" shall mean any Series that, pursuant to the terms of the related Supplement, is subordinated in any manner to the Series 1997-6 Certificates.

                  "Subordinated Series Reallocated Principal Collections" shall mean, with respect to any Distribution Date, that portion of Collections of Principal Receivables allocable to a Subordinated Series that, pursuant to the terms of the related Supplement, are to be reallocated to Series 1997-6 and treated as a portion of Available Investor Principal Collections for such Distribution Date.

                  "Surplus Finance Charge Collections" shall mean, with respect to any Due Period, the amount of (a) Reallocated Investor Finance Charge Collections for the related Distribution Date plus the Class A Adjusted Net Swap Receipt, if any, for the related Distribution Date plus the Class B Net Swap Receipt, if any, for the related Distribution Date minus (b) the sum of the amounts (but not including any amounts relating to any Class A Funding Account Shortfall and any Class A Funding Account Swap Payment in any such case), without duplication, determined pursuant to (x) Section 4.06(a)(i), (ii), (iii) and (iv) or Section 4.06(c)(i), (ii), (iii) and (iv), as applicable, (y) Section 4.06(b)(i) and (ii) or Section 4.06(d)(i) and (ii), as applicable, and (z) Section 4.09(a), (b), (c), (d), (e), (f), (g), (h) and
(i) (which determination shall be made without regard to whether such amounts are actually paid pursuant to Section 4.06 or Section 4.09).

                  "Swap Counterparty" shall mean Goldman Sachs Mitsui Marine Derivative Products L.P., or any successors or assigns thereto appointed as provided in the Interest Rate Swaps, in its capacity as swap counterparty pursuant to the Interest Rate Swaps.

                  "Termination Date" shall mean the August 2006 Distribution
Date.

                  "Termination Proceeds" shall mean any Termination Proceeds arising out of a sale of Receivables (or interests therein) pursuant to Section 12.02(c) of the Agreement with respect to Series 1997-6.

                  "Total Draw Amount" shall have the meaning specified in
Section 4.11(i).

                  "Variable Accumulation Series" shall mean each outstanding Series, other than Series 1997-6 and Excluded Series, that is not a Fixed Accumulation Series.

                  (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Adverse Effect" shall mean, whenever used in this Series Supplement or the Agreement with respect to Series 1997-6 with respect to any action, that such action will (i) at the time of its occurrence or at any future date result in the occurrence of an Amortization Event, (ii) adversely affect the amount of distributions to be made to the Class A Certificateholders or the Class B Certificateholders or with respect to the CCA Invested Amount, if any, pursuant to this Series Supplement or the timing of such distributions or (iii) result at any time in the future in the amount of Surplus Finance Charge Collections averaged over any three consecutive Due Periods not being in excess of the Required Surplus Finance Charge Amount for the last of such three consecutive Due Periods.

                  (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Series Supplement or the Agreement with respect to Series 1997-6, Moody's and Standard & Poor's. As used in this Series Supplement and in the Agreement with respect to Series 1997-6 (including, without limitation, for purposes of the investment of funds in the Cash Collateral Account up to the Available Shared Enhancement Amount on any date), "highest investment category" shall mean (i) in the case of Standard & Poor's,

A-1+ or AAA, as applicable, and (ii) in the case of Moody's, P-1 or Aaa, as applicable; provided, however, notwithstanding any provision of the Agreement or this Series Supplement, for purposes of the investment of funds in the Cash Collateral Account (but only to the extent such funds exceed the Available Shared Enhancement Amount on any date) and the Class B Interest Funding Account, "highest investment category" as used in the definition of "Eligible Investments" shall mean (i) in the case of Standard & Poor's, A-1, A-1+ or AAA, as applicable, and (ii) in the case of Moody's, P-1 or Aaa, as applicable.

                  (d) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement.

                  (e) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

                  (f) Notwithstanding any provision of the Agreement or this Series Supplement, the term "Eligible Institution", when used in the Agreement with respect to Series 1997-6 shall mean, a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or a domestic branch of a foreign bank), which at all times (a) has (i) a long-term unsecured debt rating of A2 or better by Moody's and (ii) a certificate of deposit rating of P-1 by Moody's and (b) has (i) in the case of the Collection Account, if such depository institution is an Affiliate of Citicorp, a certificate of deposit rating of A-1 or better by Standard & Poor's or (ii) for any other depository institution (or for any Affiliate of Citicorp, in the case of any Series Account), either (x) a long-term unsecured debt rating of AAA by Standard & Poor's or (y) a certificate of deposit rating of A-1+ by Standard & Poor's; provided, however, that "Eligible Institution" as such term is applied to a separate Cash Collateral Account established exclusively for the deposit of the Initial Class B Collateral Amount shall have the meaning stated above except that such institution is required, with respect to Standard & Poor's, to have either a long-term unsecured debt rating of at least A or a certificate of deposit rating of at least A-1. However, any deposit account established exclusively for the deposit of all or a portion of the Initial Class B Collateral Amount shall not otherwise be considered to be separate from the deposit account containing the related amount of the Initial Shared Collateral Amount and the two together shall constitute one Cash Collateral Account for the purposes of this Supplement.

                  Section 2.02. Amendments to Certain Definitions. (a) Notwithstanding any provision of the Agreement or this Series Supplement, the term "Series Adjusted Invested Amount" or "Adjusted Invested Amount", when used in the Agreement or this Series Supplement with respect to Series 1997-6, shall mean, for any Due Period, the Accreted Invested Amount of Series 1997-6 as of the last day of the immediately preceding Due Period (or, during the Accumulation Period or Early Amortization Period, the Accumulation Period Accreted Invested Amount as of the last day of the immediately preceding Due Period) minus the excess, if any, of the cumulative amount of Investor Charge-Offs as of the last day of the immediately preceding Due Period over the aggregate reimbursement of Investor Charge-Offs as of such last day.

                  (b) Notwithstanding any provision of the Agreement, this Series Supplement or any other Supplement, the phrase "the initial invested amounts of all Variable Accumulation Series which are not in their revolving periods as of such Monthly Period", when used in the Agreement or in any Supplement other than this Series Supplement in connection with the determination of the "Accumulation Period Amount" for a Series other than Series 1997-6 as of any date shall mean, with respect to Series 1997-6, the defined term "Initial Invested Amount" with respect to Series 1997-6 as of such date.

                  (c) Notwithstanding any provision of the Agreement, this Series Supplement or any other Supplement, the phrase "the initial invested amounts of all outstanding Series", when used in the Agreement or in any Supplement other than this Series Supplement in connection with the determination of "Expected Monthly Principal" for a Series other than Series 1997-6 as of any date shall mean, with respect to Series 1997-6, the defined term "Initial Invested Amount" with respect to Series 1997-6 as of such date.

                  (d) Notwithstanding any provision of the Agreement, this Series Supplement or any other Supplement, the phrase "the initial Invested Amounts for all outstanding Series", when used in connection with the determination of the "Required Minimum Principal Balance" as of any date, shall mean, with respect to Series 1997-6, the defined term "Initial Invested Amount" with respect to Series 1997-6 as of such date.

                  (e) Notwithstanding any provision of the Agreement, this Series Supplement or any other Supplement, the term "certificate rate" or "Certificate Rate", when used in the Agreement or in any Supplement other than this Series Supplement with reference to Series 1997-6, shall mean (i) for so long as an Early Amortization Event has not occurred, the applicable Interest Rate Swap has not been terminated and there has not been a payment default by the Swap Counterparty, the Floating Rate plus Spread as defined in the Class A Interest Rate Swap (in the place of the Class A Certificate Rate) and the Floating Rate plus Spread as defined in the Class B Interest Rate Swap (in the place of the Class B Certificate Rate), calculated on the basis of the actual number of days in a period divided by a 360-day year or (ii) otherwise, the Class A Accretion Rate or the Class B Accretion Rate, as applicable, calculated on the basis of a 360-day year of twelve 30-day months.

                  (f) Each of the Sellers hereby represents and warrants to the Trustee as of the date of this Series Supplement that, on or prior to the date of this Series Supplement, the conditions set forth in Section 13.01(a) of the Agreement have been satisfied with respect to the amendments set forth in this
Section 2.02.


                                   ARTICLE III

                              Servicer and Trustee

                  Section 3.01. Servicing Compensation. A monthly servicing fee (the "Servicing Fee") shall be payable to the Servicer, in arrears, on each Distribution Date in respect of any Due Period (or portion thereof) occurring prior to the earlier of the first Distribution Date following the Termination Date and the first Distribution Date on which the Invested Amount and the CCA Invested Amount, if any, are zero, in the aggregate amount specified below.

                  On each Distribution Date, Servicer Interchange with respect to the related Due Period that is on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Servicing Fee payable by the Series 1997-6 Certificateholders with respect to such Due Period.

                  The share of the Servicing Fee allocable to the Class A Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Class A Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Net Servicing Fee Rate, (b) the sum of the Invested Amount and the CCA Invested Amount, if any, as of the last day of the Due Period second preceding such Distribution Date and (c) the Class A Invested Percentage with respect to such Distribution Date; provided, however, with respect to the first Distribution Date, the Class A Monthly Servicing Fee shall be equal to the Servicing Fee accrued on the Class A Initial Invested Amount at the Net Servicing Fee Rate for the period from the Closing Date to but excluding the first Distribution Date, calculated on the basis of a 360-day year of twelve 30-day months. The share of the Servicing Fee allocable to the Class B Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Class B Monthly Servicing Fee") shall be equal to one-twelfth of the product of
(a) the Net Servicing Fee Rate, (b) the sum of the Invested Amount and the CCA Invested Amount, if any, as of the last day of the Due Period second preceding such Distribution Date and (c) the Class B Invested Percentage with respect to such Distribution Date; provided, however, with respect to the first Distribution Date, the Class B Monthly Servicing Fee shall be equal to the Servicing Fee accrued on the Class B Initial Invested Amount at the Net Servicing Fee Rate for the period from the Closing Date to but excluding the first Distribution Date, calculated on the basis of a 360-day year of twelve 30-day months. The share of the Servicing Fee allocable to the Cash Collateral Depositor (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date relating to the Early Amortization Period, following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full (the "CCA Monthly Servicing Fee"), shall be equal to one-twelfth of the product of (a) the Net Servicing Fee Rate and (b) the CCA Invested Amount, if any, as of the last day of the Due Period second preceding such Distribution Date.

                  On each Distribution Date, the Sellers shall pay a portion of the Servicing Fee with respect to the related Due Period in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate, (b) the Sellers' Participation Amount as of the last day of the Due Period second preceding such Distribution Date (or, if a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs in the following Due Period, the weighted average of the Sellers' Participation Amount on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the second preceding Due Period) and (c) the Series 1997-6 Allocation Percentage for the related Due Period. In no event shall the Trust, the Trustee, the Series 1997-6 Certificate-holders or the Cash Collateral Depositor be liable for the share of the Servicing Fee to be paid by the Sellers.

                  The (i) Class A Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to
Section 4.06(a)(iii) or (c)(iii), as the case may be, (ii) Class B Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to Section 4.06(b)(ii) or (d)(ii), as the case may be, and (iii) CCA Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to
Section 4.09(e).

                  Section 3.02. Trustee Appointment of Agents. The Trustee may appoint one or more agents to perform any of the Trustee's duties, responsibilities or obligations with respect to Series 1997-6; provided, however, that regardless of the appointment of any agent pursuant to this
Section 3.02, the Trustee shall continue to be fully responsible for all of its duties, responsibilities and obligations with respect to Series 1997-6.


                                   ARTICLE IV

                 Rights of Series 1997-6 Certificateholders and
                    Allocation and Application of Collections

                  Section 4.01. Allocations. (a) Allocations. Collections of Finance Charge Receivables and Principal Receivables, Defaulted Receivables and Miscellaneous Payments allocated to Series 1997-6 pursuant to Article IV of the Agreement (and, as described herein, Collections of Finance Charge Receivables reallocated from other Series in Group One) shall be allocated and distributed or reallocated as set forth in this Article.

                  (b) Payments to Sellers. The Servicer shall withdraw from the Collection Account and pay to the Sellers on the dates set forth below the following amounts:

                  (i) on Deposit Dates with respect to the Revolving Period and the Early Amortization Period:

                           (A) an amount equal to the Sellers' Percentage for
                  the related Due Period of Allocable Finance Charge Collections, minus, if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the portion of the Servicing Fee with respect to the related Due Period that is required to be paid by the Sellers

                  (which shall be withdrawn from the Collection
                  Account and paid to the Servicer on the related
                  Distribution Date); and

                           (B) an amount equal to the Sellers' Percentage for
                  the related Due Period of Allocable Principal Collections, to the extent that the Sellers' Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero; and

                  (ii) on Deposit Dates with respect to any Monthly
         Period:

                           (A) an amount equal to the Sellers' Allocable Share
                  for the related Distribution Date, minus, if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the portion of the Servicing Fee with respect to the related Due Period that is required to be paid by the Sellers (which shall be withdrawn from the Collection Account and paid to the Servicer on the related Distribution
                  Date); and

                           (B) an amount equal to the Sellers' Percentage for
                  the related Due Period of Allocable Principal Collections, to the extent that the Sellers' Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero.

                  The withdrawals to be made from the Collection Account pursuant to this Section 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including Transfer Deposit Amounts, Adjustment Payments, payment of the purchase price for the Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement, payment of the purchase price for the Series 1997-6 Certificateholders' Interest pursuant to
Section 7.01 of this Series Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or 12.02 of the Agreement.

                  Section 4.02. Determination of Monthly Interest and Monthly Accretion. (a) The amount of monthly interest with respect to the Class A Certificates on any Distribution Date ("Class A Monthly Interest") shall be an amount equal to one-twelfth of the product of (i) the Class A Accretion Rate and
(ii) the Outstanding Principal Amount of the Class A Certificates as of the close of business on the preceding

Distribution Date (after giving effect to any distribution of Class A Monthly Principal on such preceding Distribution Date), minus the aggregate amount of all deposits made to the Class A Principal Funding Account as of the close of business on the preceding Distribution Date (after giving effect to any such deposit on such preceding Distribution Date); provided, however, with respect to the first Distribution Date, Class A Monthly Interest shall be equal to $4,288,548. Class A Monthly Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.

                  (b) The amount of monthly interest with respect to the Class B Certificates on any Distribution Date ("Class B Monthly Interest") shall be an amount equal to one-twelfth of the product of (i) the Class B Accretion Rate and
(ii) the Class B Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to any change in Class B Invested Amount on such preceding Distribution Date); provided, however, with respect to the first Distribution Date, Class B Monthly Interest shall be equal to $277,960.26. Class B Monthly Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.

                  (c) On each Determination Date, if no Accretion Termination Event or Early Amortization Event has previously occurred, the Servicer shall determine whether, after giving effect to (i) the expected change in the Invested Amount as of the close of business on the immediately following Distribution Date (after making allocations as specified in Section 4.06 based on the assumption that no Accretion Termination Event has occurred) and (ii) the expected changes in the invested amounts of all other outstanding Series as of the close of business on such Distribution Date, the total amount of Principal Receivables would be less than the Required Minimum Principal Balance. If such is the case, an "Accretion Termination Event" shall be deemed to have occurred as of such Determination Date.

                  Section 4.03. Determination of Monthly Principal. (a) The amount of monthly principal ("Class A Monthly Principal") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date beginning with the first to occur of (i) the first Special Payment Date, if any, and (ii) the first Distribution Date to occur with respect to the Accumulation Period, shall be equal to the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date; provided, however, that for each Distribution Date with respect to any Monthly Period, Class A Monthly Principal shall not exceed the Controlled Distribution Amount for such Distribution Date;

and provided, further, that Class A Monthly Principal shall not exceed the Class A Invested Amount.

                  (b) The amount of monthly principal ("Class B Monthly Principal") distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date beginning with the Class B Principal Commencement Date, shall be equal to the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Distribution Date); provided, however, that Class B Monthly Principal shall not exceed the Class B Invested Amount.

                  Section 4.04. Establishment of Funding Accounts. (a)(i) The Servicer, for the benefit of the Class A Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Class A Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Class A Interest Funding Account shall initially be established with Citibank, N.A.

                  (ii) The Servicer, for the benefit of the Class B Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Class B Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class B Certificateholders. The Class B Interest Funding Account shall initially be established with Citibank, N.A.

                  (iii) At the direction of the Servicer, funds on deposit in the Interest Funding Accounts shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Class A Certificateholders or the Class B Certificateholders, as applicable; provided that on each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Interest Funding Accounts shall be paid to the Sellers. Funds deposited in the Interest Funding Accounts on any Distribution Date (which are not distributed to Class A Certificateholders or Class B Certificateholders, as applicable, pursuant to Section 4.07 on such Distribution Date) shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Funds deposited in either Interest

Funding Account on a Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

                  (b)(i) The Servicer, for the benefit of the Class A Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Class A Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Class A Principal Funding Account shall initially be established with Citibank, N.A.

                  (ii) At the direction of the Servicer, funds on deposit in the Class A Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Class A Certificateholders; provided that on each Distribution Date all Class A Excess Investment Proceeds, if any, on deposit therein shall be applied as set forth in clause (iii) below. Funds on deposit in the Class A Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Funds deposited in the Class A Principal Funding Account on a Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

                  (iii) On each Distribution Date, the Servicer shall withdraw Class A Excess Investment Proceeds, if any, from the Class A Principal Funding Account and deposit such amounts in the Collection Account. Such Class A Excess Investment Proceeds shall be treated as a portion of the Gross Amount.

                  (iv) Funds on deposit in the Class A Principal Funding Account shall be invested and reinvested in accordance with the preceding paragraph (ii) from each Distribution Date until the following Transfer Date. On each Distribution Date, the Servicer shall withdraw Class A Excess Investment Proceeds, if any, from the Class A Principal Funding Account in accordance with the preceding paragraph (iii), but any remaining investment proceeds relating to the period from the preceding Distribution Date to such Distribution Date shall remain in the Class A Principal Funding Account and shall, after such Distribution Date, be treated as principal amounts on deposit in the Class A Principal Funding Account.

                  (c)(i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Interest Funding Accounts and the Class A Principal Funding Account (collectively, the "Series 1997-6 Accounts") and in all proceeds thereof. The Series 1997-6 Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders, Class B Certificateholders or the Cash Collateral Depositor, as the case may be. If, at any time, any of the Series 1997-6 Accounts ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Series 1997-6 Account meeting the conditions specified in paragraph (a)(i) or (ii) or (b)(i) above, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series 1997-6 Account.

                  (ii) Pursuant to the authority granted to the Servicer in
Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Series 1997-6 Accounts for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.01 of this Series Supplement and Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Series 1997-6 Accounts for the purpose of making distributions to the Series 1997-6 Certificateholders.

                  Section 4.05. Required Amount. With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Required Amount"), if any, by which (a) the sum of
(i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously allocable to but not available as a portion of Investor Principal Collections, not deposited into the Class A Principal Funding Account and not deposited into the Class A Interest Funding Account (as applicable) on a prior Distribution Date, (iii) at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the Class A Monthly Servicing Fee for such Distribution Date, (iv) the Class A Investor Default Amount, if any, for such Distribution Date and (v) the Class A Adjusted Net Swap Payment, if any, for such Distribution Date and any Class A Adjusted Net Swap Payments previously due but not distributed to the Swap Counterparty exceeds (b)(i) the product of (x) Reallocated Investor Finance Charge Collections for such Distribution Date and (y) the Class A

Invested Percentage for such Distribution Date, minus (ii) if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is the Servicer, the portion of the Class A Monthly Servicing Fee for such Distribution Date that will be paid on such Distribution Date pursuant to Section 4.06(a)(iii) or (c)(iii), as the case may be, out of funds on deposit in the Collection Account available therefor, plus (iii) the Class A Adjusted Net Swap Receipt, if any, for such Distribution Date and any Class A Adjusted Net Swap Receipts previously due but not deposited in the Collection Account (to the extent such amount has been deposited in the Collection Account on such Distribution Date). The Servicer will give the Trustee notice of the Required Amount on any Determination Date on which the Servicer determines that the Required Amount is greater than zero.

                  Section 4.06. Application of Reallocated Investor Finance Charge Collections and Available Investor Principal Collections. The Servicer shall apply (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to apply, on each Distribution Date, Allocable Finance Charge Collections (other than any portion thereof reallocated to other Series in Group One), Collections of Finance Charge Receivables reallocated to Series 1997-6 from other Series in Group One, any Class A Net Swap Receipts, any Class B Net Swap Receipts and Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, to make the following distributions:

                  (a) Subject to Section 4.06(c), on each Distribution Date, an amount equal to the sum of (x) the product of Reallocated Investor Finance Charge Collections with respect to such Distribution Date and the Class A Invested Percentage for such Distribution Date and (y) the Class A Net Swap Receipt, if any, for such Distribution Date, plus any Class A Net Swap Receipts previously due but not deposited in the Collection Account (to the extent such amounts have been deposited in the Collection Account on such Distribution
Date), will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i), (ii) and (iii) below, such funds shall be allocated among such paragraphs in proportion to the respective amounts specified in each such paragraph; and provided, further that funds allocated to the Class A Certificateholders pursuant to paragraphs (i) and (ii) below will be applied first to the amount specified under paragraph (i) below and second to the amount specified under paragraph (ii) below:

                  (i) (A) (I) on each Distribution Date with respect to the Revolving Period before the occurrence of an Accretion Termination Event, an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest (and interest thereon at the Class A Accretion Rate) previously allocable to but not available as a portion of Investor Principal Collections on a prior Distribution Date, shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date and (II) on each Distribution Date with respect to the Revolving Period after the Determination Date on which an Accretion Termination Event is deemed to have occurred, an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest (and interest thereon at the Class A Accretion Rate) previously allocable to but neither available as a portion of Investor Principal Collections nor deposited into the Class A Interest Funding Account (as applicable) on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class A Interest Funding Account on such Distribution Date and (B) an amount equal to the Class A Adjusted Net Swap Payment, if any, for such Distribution Date, plus the amount of any Class A Adjusted Net Swap Payments previously due but not distributed to the Swap Counterparty shall be distributed to the Swap Counterparty on such Distribution Date pursuant to the Class A Interest Rate Swap; provided, however, if the funds available to pay the amounts due pursuant to clauses (A) and (B) above are less than the sum of the amounts specified in clauses (A) and (B) above, such funds shall be allocated between such amounts pro rata;

                  (ii) an amount equal to the Class A Investor Default Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections for such Distribution Date;

                  (iii) an amount equal to the Class A Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

                  (iv) on each Distribution Date beginning with the September 2003 Distribution Date to but excluding the Distribution Date with respect to the first Monthly Period, an amount equal to the Class A Investment Fee, if any, for such Distribution Date shall be distributed to the Sellers (unless such amount has been netted against deposits to the Collection Account); and

                  (v) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section 4.09.

                  (b) Subject to Section 4.06(d), on each Distribution Date, an amount equal to the sum of (x) the product of Reallocated Investor Finance Charge Collections with respect to such Distribution Date and the Class B Invested Percentage for such Distribution Date and (y) the Class B Net Swap Receipt, if any, for such Distribution Date, plus any Class B Net Swap Receipts previously due but not deposited in the Collection Account (to the extent such amounts have been deposited in the Collection Account on such Distribution
Date), will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i) and (ii) below, such funds shall be allocated between such paragraphs in proportion to the respective amounts specified in each such paragraph:

                  (i) (A) (I) on each Distribution Date before the occurrence of an Accretion Termination Event, an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest (and interest thereon at the Class B Accretion Rate) previously allocable to but not available as a portion of Investor Principal Collections on a prior Distribution Date, shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date and (II) on each Distribution Date after the Determination Date on which an Accretion Termination Event is deemed to have occurred, an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest (and interest thereon at the Class B Accretion Rate) previously allocable to but neither available as a portion of Investor Principal Collections nor deposited into the Class B Interest Funding Account (as applicable) on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class B Interest Funding Account on such Distribution Date and (B) an amount equal to the Class B Net Swap Payment, if any, for such Distribution Date, plus the amount of any Class B Net Swap Payments previously due but not distributed to the Swap Counterparty, shall be distributed to the Swap Counterparty on such Distribution Date pursuant to the Class B Interest Rate Swap; provided, however, if the funds available to pay the amounts due pursuant to clauses (A) and (B) above are less than the sum of the amounts specified in clauses (A) and (B) above, such funds shall be allocated between such amounts pro rata;

                  (ii) an amount equal to the Class B Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account); and

                  (iii) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section 4.09.

                  (c) On each Distribution Date with respect to a Monthly Period and on each Distribution Date with respect to the Early Amortization Period, an amount equal to the sum of (x) the Class A Allocable Share with respect to such Distribution Date and (y) the Class A Net Swap Receipt, if any, for such Distribution Date, plus any Class A Net Swap Receipts previously due but not deposited in the Collection Account (to the extent such amounts have been deposited in the Collection Account on such Distribution Date) will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i), (ii) and (iii) below, such funds shall be allocated among such paragraphs in proportion to the respective amounts specified in each such paragraph; and provided, further that funds allocated to the Class A Certificateholders pursuant to paragraphs (i) and (ii) below will be applied first to the amount specified under paragraph (i) below and second to the amount specified under paragraph (ii) below:

                  (i) (A) (I) on each Distribution Date with respect to a Monthly Period before the occurrence of an Accretion Termination Event, an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest (and interest thereon at the Class A Accretion Rate) previously allocable to but not available as a portion of Investor Principal Collections, not deposited into the Class A Principal Funding Account and not deposited into the Class A Interest Funding Account (as applicable) on a prior Distribution Date, plus (without duplication) the amount of any Class A Funding Account Shortfall for such Distribution Date and the amount of any Class A Funding Account Shortfall (and interest thereon at the Class A Accretion Rate) previously allocable to but not deposited into the Class A Principal Funding Account on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class A Principal Funding Account, (II) on each Distribution Date with respect to a Monthly Period ending after the Determination Date on which an Accretion Termination Event is deemed to have occurred, an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest (and interest thereon at the Class A Accretion Rate) previously allocable to but not available as a portion of Investor Principal Collections, not deposited into the Class A Principal Funding Account and not deposited into the Class A Interest Funding Account (as applicable) on a prior Distribution Date, plus the amount of any Class A Funding Account Shortfall for such Distribution Date and any Class A Funding Account Shortfall (and interest thereon at the Class A Accretion Rate) previously allocable to but neither deposited into the Class A Principal Funding Account nor deposited into the Class A Interest Funding Account (as applicable) on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class A Interest Funding Account and (III) on each Distribution Date with respect to the Early Amortization Period, an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest (and interest thereon at the Class A Accretion Rate) previously allocable to but not available as a portion of Investor Principal Collections, not deposited into the Class A Principal Funding Account and not deposited into the Class A Interest Funding Account (as applicable) on a prior Distribution Date, plus the amount of any Class A Funding Account Shortfall for such Distribution Date and any Class A Funding Account Shortfall (and interest thereon at the Class A Accretion Rate) previously allocable to but neither deposited into the Class A Principal Funding Account nor deposited into the Class A Interest Funding Account (as applicable) on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class A Interest Funding Account on such Distribution Date and (B) an amount equal to the Class A Adjusted Net Swap Payment, if any, for such Distribution Date, plus the amount of any Class A Adjusted Net Swap Payments previously due but not distributed to the Swap Counterparty, plus (without duplication) the amount of any Class A Funding Account Swap Payment for such Distribution Date, plus any Class A Funding Account Swap Payments previously due but not distributed to the Swap Counterparty, shall be distributed to the Swap Counterparty on such Distribution Date pursuant to the Class A Interest Rate

         Swap; provided, however, if the funds available to pay the amounts due pursuant to clauses (A) and (B) above are less than the sum of the amounts specified in clauses (A) and (B) above, such funds shall be allocated between such amounts pro rata;

                  (ii) an amount equal to the Class A Investor Default Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections for such Distribution Date;

                  (iii) an amount equal to the Class A Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

                  (iv) prior to and including the Distribution Date immediately preceding the Class A Expected Final Payment Date, an amount equal to the Class A Investment Fee, if any, for such Distribution Date shall be distributed to the Sellers (unless such amount has been netted against deposits to the Collection Account); and

                  (v) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section 4.09.

                  (d) On each Distribution Date with respect to a Monthly Period and on each Distribution Date with respect to the Early Amortization Period, an amount equal to the sum of (x) the Class B Allocable Share with respect to such Distribution Date and (y) the Class B Net Swap Receipt, if any, for such Distribution Date, plus any Class B Net Swap Receipts previously due but not deposited in the Collection Account (to the extent such amounts have been deposited in the Collection Account on such Distribution Date) will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i) and (ii) below, such funds shall be allocated between such paragraphs in proportion to the respective amounts specified in each such paragraph:

                  (i) (A) (I) on each Distribution Date with respect to a Monthly Period before the occurrence of an Accretion Termination Event, an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest (and interest thereon at the Class B Accretion Rate) previously allocable to but not available as a portion of Investor Principal Collections on a prior Distribution Date, shall be treated as a portion of Investor Principal Collections for such Distribution Date and (II) on each Distribution Date with respect to a Monthly Period ending after the Determination Date on which an Accretion Termination Event is deemed to have occurred and on each Distribution Date with respect to the Early Amortization Period, an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest (and interest thereon at the Class B Accretion Rate) previously allocable to but neither available as a portion of Investor Principal Collections nor deposited into the Class B Interest Funding Account (as applicable) on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class B Interest Funding Account on such Distribution Date and
         (B) an amount equal to the Class B Net Swap Payment, if any, for such Distribution Date, plus the amount of any Class B Net Swap Payments previously due but not distributed to the Swap Counterparty, shall be distributed to the Swap Counterparty on such Distribution Date pursuant to the Class B Interest Rate Swap; provided, however, if the funds available to pay the amounts due pursuant to clauses (A) and (B) above are less than the sum of the amounts specified in clauses (A) and (B) above, such funds shall be allocated between such amounts pro rata;

                  (ii) an amount equal to the Class B Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account); and

                  (iii) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section 4.09.

                  (e) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections deposited in the Collection Account for the related Due Period shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                  (f) On each Distribution Date with respect to the Accumulation Period or the Early Amortization Period, an amount equal to Available Investor Principal Collections deposited in the Collection Account for the related Due Period will be distributed in the following priority:

                  (i) an amount equal to Class A Monthly Principal for such Distribution Date, up to the Class A Invested

         Amount, shall be deposited by the Servicer or the Trustee into the Class A Principal Funding Account;

                  (ii) for each Distribution Date with respect to the Accumulation Period prior to the Class B Principal Commencement Date, unless an Amortization Event has occurred, after giving effect to the distribution referred to in clause (i) above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement;

                  (iii) for each Distribution Date, beginning with the Class B Principal Commencement Date, after giving effect to the distribution referred to in clause (i) above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account, to the extent of Class B Monthly Principal, shall be distributed by the Servicer or the Trustee to the Class B Certificateholders;

                  (iv) for each Distribution Date with respect to the Early Amortization Period, beginning with the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full, after giving effect to the distributions referred to above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account, to the extent of CCA Monthly Principal, if any, shall be distributed by the Servicer or the Trustee to the Cash Collateral Depositor, in accordance with the Loan Agreement; and

                  (v) for each Distribution Date, after giving effect to the distributions referred to above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                  Section 4.07. Distributions to Series 1997-6
Certificateholders. (a) The Servicer shall make (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to make the following distributions at the following times from the Class A Interest Funding Account and the Class A Principal Funding Account:

                  (i) on each Payment Date, if any amounts are on deposit in the Class A Interest Funding Account, all of such amounts shall be distributed to the Paying Agent for payment to the Class A Certificateholders; and

                  (ii) on each Special Payment Date and on the Class A Expected Final Payment Date, all amounts on deposit in the Class A Principal Funding Account, to the extent of the Outstanding Principal Amount of the Class A Certificates, shall be distributed to the Paying Agent for payment to the Class A Certificateholders.

                  (b) The Servicer shall make (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to make the following distributions at the following times from the Class B Interest Funding Account and the Collection Account:

                  (i) on each Payment Date, if any amounts are on deposit in the Class B Interest Funding Account, all of such amounts shall be distributed to the Paying Agent for payment to the Class B Certificateholders; and

                  (ii) on each Special Payment Date and on the Class B Expected Final Payment Date, all amounts on deposit in the Collection Account that are to be distributed to the Class B Certificateholders pursuant to this Series Supplement, to the extent of the Outstanding Principal Amount of the Class B Certificates, shall be distributed to the Paying Agent for payment to the Class B Certificateholders.

                  (c) The distributions to be made pursuant to this Section are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.01 and 8.02 of this Series Supplement.

                  Section 4.08. Investor Charge-Offs. (a) If on any Distribution Date the Required Amount for such Distribution Date exceeds the sum of (x) the amount of Subordinated Principal Collections with respect to such Distribution Date, (y) the amount of Excess Finance Charge Collections with respect to such Distribution Date and (z) the Available Shared Enhancement Amount with respect to such Distribution Date, the CCA Invested Amount shall be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the CCA Invested Amount to be a negative number, the CCA Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the CCA Invested

Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the CCA Invested Amount. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the CCA Invested Amount and the Class B Invested Amount for such Distribution Date pursuant to this Section 4.08(a) (a "Class A Investor Charge-Off"). Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) on any Distribution Date by the sum of (i) Allocable Miscellaneous Payments with respect to such Distribution Date and (ii) the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(b).

                  (b) If on any Distribution Date the Class B Investor Default Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Finance Charge Collections with respect to such Distribution Date that are allocated and available to pay the Class B Investor Default Amount pursuant to
Section 4.09(d) and (y) the portion, if any, of the Available Shared Enhancement Amount with respect to such Distribution Date (after giving effect to any withdrawal from the Cash Collateral Account to fund the Required Draw Amount with respect to such Distribution Date), then the CCA Invested Amount shall be reduced by the amount of such excess. In the event that such reduction would cause the CCA Invested Amount to be a negative number, the CCA Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the CCA Invested Amount would have been reduced below zero (a "Class B Investor Charge-Off"). Class B Investor Charge-Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate Class B Investor Charge-Offs) on any Distribution Date by the sum of (i) Allocable Miscellaneous Payments with respect to such Distribution Date (but only to the extent such amount is not required to reimburse Class A Investor Charge-Offs pursuant to paragraph (a) above) and (ii) the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(f).

                  (c) If on any Distribution Date Subordinated Principal Collections for such Distribution Date are allocated pursuant to Section 4.10(a), the CCA Invested Amount shall be reduced by the amount of such Subordinated Principal Collections. In the event that such reduction would cause the CCA Invested Amount to be a negative number, the CCA Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the CCA Invested Amount would have been reduced below zero.

                  (d) If on any Distribution Date the CCA Default Amount for such Distribution Date exceeds the amount of Excess Finance Charge Collections with respect to such Distribution Date that are allocated and available to pay the CCA Default Amount pursuant to Section 4.09(h), then the CCA Invested Amount shall be reduced by the amount of such excess (a "CCA Charge-Off"). CCA Charge-Offs shall thereafter be reimbursed and the CCA Invested Amount increased (but not by an amount in excess of the aggregate CCA Charge-Offs) on any Distribution Date by the sum of (i) Allocable Miscellaneous Payments with respect to such Distribution Date (but only to the extent such amount is not required to reimburse Class A Investor Charge-Offs or Class B Investor Charge-Offs pursuant to paragraph (a) or (b) above) and (ii) the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(i).

                  Section 4.09. Excess Finance Charge Collections. The Servicer shall apply (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to apply, on each Distribution Date (or on the related Transfer Date, if so specified), Excess Finance Charge Collections with respect to such Distribution Date, to make the following distributions in the following priority:

                  (a) an amount equal to the Required Amount, if any, with respect to such Distribution Date shall be distributed first to fund any deficiency pursuant to Section 4.06(a)(i) or (c)(i) (but not including any amount relating to any Class A Funding Account Shortfall and any Class A Funding Account Swap Payment) and second to pay the Class A Investor Default Amount, if any, for such Distribution Date pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be; provided, however, that at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, such Excess Finance Charge Collections shall be distributed second to fund any deficiency in the Class A Monthly Servicing Fee for such Distribution

         Date and third to pay the Class A Investor Default Amount, if any, for such Distribution Date;

                  (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs that have not been previously reimbursed (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to Section 4.08(a)(i)) shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                  (c) (i) an amount equal to (A) Class B Monthly Interest allocable to but neither available as a portion of Investor Principal Collections nor deposited into the Class B Interest Funding Account (as applicable) on such Distribution Date, plus the amount of any Class B Monthly Interest (and interest thereon at the Class B Accretion Rate) previously allocable to but neither available as a portion of Investor Principal Collections nor deposited into the Class B Interest Funding Account (as applicable) on a prior Distribution Date and (B) the Cumulative Excess Interest Amount for such Distribution Date shall (x) on any Distribution Date with respect to the Revolving Period or with respect to a Monthly Period before the occurrence of an Accretion Termination Event, be treated as a portion of Investor Principal Collections with respect to such Distribution Date, (y) on any Distribution Date with respect to the Revolving Period after the Determination Date on which an Accretion Termination Event is deemed to have occurred, on any Distribution Date with respect to a Monthly Period ending after the Determination Date on which an Accretion Termination Event is deemed to have occurred and on any Distribution Date with respect to the Early Amortization Period, be deposited into the Class B Interest Funding Account and (ii) an amount equal to the Class B Net Swap Payment due but not distributed to the Swap Counterparty on such Distribution Date, plus the amount of any Class B Net Swap Payments previously due but not distributed to the Swap Counterparty, shall be distributed to the Swap Counterparty; provided, however, if the funds available to pay the amounts due pursuant to clauses (i) and (ii) above are less than the sum of the amounts specified in clauses (i) and (ii) above, such funds shall be allocated between such amounts pro rata;

                  (d) an amount equal to the Class B Investor Default Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                  (e) with respect to each Distribution Date following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full, provided an Economic Special Payment Date has occurred, an amount equal to the CCA Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

                  (f) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class B Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                  (g) an amount equal to the "Monthly Cash Collateral Fee" (as defined in the Loan Agreement) for such Distribution Date shall be distributed to the Cash Collateral Depositor, in accordance with the provisions of the Loan Agreement;

                  (h) an amount equal to the CCA Default Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                  (i) an amount equal to the aggregate amount by which the CCA Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "CCA Invested Amount" (but not in excess of the aggregate amount of such reductions that have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                  (j) with respect to each Distribution Date prior to the occurrence of an Economic Amortization Event, an amount equal to the lesser of (i) the balance of such Excess Finance Charge Collections and
         (ii) the excess, if any, of (A) the sum of (I) the greater of (X) 11% of the Accreted Invested Amount, minus the Class B Accreted Invested Amount and (Y) 7% of the Accreted Invested Amount, minus the Available Class B Enhancement Amount and (II) the Available Class B Enhancement Amount over (B) the amount of funds on deposit in the Cash Collateral Account (without giving effect to any deposit made on such date hereunder) shall be deposited into the Cash Collateral Account on the related Transfer Date, for application in accordance with the Loan Agreement; and

                  (k) the balance, if any, shall be distributed to the Cash Collateral Depositor on the related Transfer Date for application in accordance with the Loan Agreement.

                  Section 4.10. Subordinated Principal Collections. The Servicer shall apply (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to apply, on each Distribution Date, Subordinated Principal Collections with respect to such Distribution Date to make the following distributions in the following priority:

                  (a) an amount equal to the excess, if any, of (i) the Required Amount, if any, with respect to such Distribution Date over (ii) the sum of (x) the amount of Excess Finance Charge Collections with respect to such Distribution Date and (y) the Available Shared Enhancement Amount with respect to such Distribution Date, shall be distributed by the Servicer or the Trustee to fund any deficiency pursuant to Section 4.06(a)(i) and (a)(ii) or Section 4.06(c)(i) and (c)(ii), as the case may be (but not including any amount relating to any Class A Funding Account Shortfall and any Class A Funding Account Swap Payment), and, if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, Section 4.06(a)(iii) or (c)(iii), as the case may be; provided, however, that in the event the Required Amount for such Distribution Date exceeds the sum of the Available Shared Enhancement Amount for such Distribution Date and the amount of Excess Finance Charge Collections and Subordinated Principal Collections with respect to such Distribution Date, the amount withdrawn from the Cash Collateral Account with respect to such Required Amount and such Excess Finance Charge Collections and Subordinated Principal Collections shall be applied first to pay amounts due with respect to such Distribution Date pursuant to Section 4.06(a)(i) or (c)(i) as the case may be (but not including any amount relating to any Class A Funding Account Shortfall and any Class A Funding Account Swap Payment), and second to pay the Class A Investor Default Amount, if any, for such Distribution Date pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be; provided, further that at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the amount withdrawn from the Cash Collateral Account with respect to such Required Amount and such Excess Finance Charge Collections and Subordinated Principal Collections shall be applied second to fund any deficiency in the Class A Monthly Servicing Fee for such Distribution Date and third to pay the Class A Investor Default Amount, if any, for such Distribution Date; and

                  (b) the balance, if any, shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date.

                  Section 4.11. Credit Enhancement. (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1997-6 Certificateholders and the Cash Collateral Depositor, as their interests appear herein, a "Sellers Collateral Account" and a "Bank Collateral Account", each of which shall be one or more Eligible Deposit Accounts, each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1997-6 Certificateholders and the Cash Collateral Depositor. The Sellers Collateral Account and the Bank Collateral Account are collectively referred to as the "Cash Collateral Account". The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1997-6 Certificateholders and the Cash Collateral Depositor. The interest of the Cash Collateral Depositor in the Cash Collateral Account shall be subordinated to the interests of the Series 1997-6 Certificateholders as provided herein and in the Loan Agreement. If at any time any of the accounts comprising the Cash Collateral Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new account. The Trustee, at the direction of the Servicer, shall (i) on the Closing Date, deposit in the Cash Collateral Account the proceeds of the advance to be made on such date by the Cash Collateral Depositor under the Loan Agreement, (ii) make withdrawals from the Cash Collateral Account from time to time in an amount up to the Available Enhancement Amount at such time, for the purposes and in the manner set forth in paragraphs (c) through (i) below, and (iii) on each Distribution Date prior to the termination of the Cash Collateral Account make a deposit into the Cash Collateral Account in the amount specified in, and otherwise in accordance with, Section 4.09(j). All withdrawals from the Cash Collateral Account shall be made in the priority and in the manner set forth below. The Cash Collateral Depositor shall not be entitled to reimbursement from the Trust Assets for any withdrawals from the Cash Collateral Account except as specifically provided in this Series Supplement.

                  (b) Funds on deposit in the Cash Collateral Account shall be invested at the direction of the Servicer (or the Cash Collateral Depositor, as provided in the Loan Agreement) by the Trustee in Cash Collateral Account Investments. Funds on deposit in the Cash Collateral Account on any Transfer Date, after giving effect to any withdrawals from the Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Transfer Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1997-6 Certificateholders possession of the negotiable instruments or securities, if any, evidencing the Cash Collateral Account Investments. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Cash Collateral Account shall be paid to the Cash Collateral Depositor for application in accordance with the Loan Agreement. For purposes of determining the availability of funds or the balances in the Cash Collateral Account for any reason under this Series Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) On each Determination Date, the Servicer shall calculate the amount (the "Required Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(a)(i) or (c)(i), as the case may be, and Section 4.06(a)(ii) or (c)(ii), as the case may be, on the related Distribution Date) equal to the excess, if any, of (i) the Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Finance Charge Collections to be allocated and available pursuant to Section 4.09(a) to fund such Required Amount on such Distribution Date.

                  (d) On each Determination Date, the Servicer shall calculate the amount (the "Interest Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, and Section 4.09(c) on the related Distribution

Date) of (i) (A) any Class B Monthly Interest allocable to but neither available as Investor Principal Collections nor deposited into the Class B Interest Funding Account (as applicable) on such Distribution Date pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c), (B) any Class B Monthly Interest (and interest thereon at the Class B Accretion Rate) previously allocable to but neither available as Investor Principal Collections nor deposited into the Class B Interest Funding Account (as applicable) on a prior Distribution Date pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c) or this paragraph (d), and (C) any Cumulative Excess Interest Amount allocable to but neither available as Investor Principal Collections nor deposited into the Class B Interest Funding Account (as applicable) on such Distribution Date pursuant to Section 4.09(c) plus (ii)(A) any Class B Net Swap Payment due but not distributed to the Swap Counterparty on such Distribution Date pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c) and (B) any Class B Net Swap Payments previously due but not distributed to the Swap Counterparty pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c).

                  (e) On each Determination Date, the Servicer shall calculate the amount (the "Default Draw Amount") equal to the excess, if any, of (i) the Class B Investor Default Amount for the related Distribution Date over (ii) the amount of Excess Finance Charge Collections to be allocated and available pursuant to Section 4.09(d) to fund such Class B Investor Default Amount on such Distribution Date.

                  (f) On each Determination Date (commencing with the Determination Date preceding the Class B Principal Commencement Date), the Servicer shall calculate the amount (the "Reimbursement Draw Amount") equal to the excess, if any, of (i) the Outstanding Principal Amount of the Class B Certificates over (ii) the Class B Invested Amount on the last day of the related Due Period (determined after giving effect to any change to be made in the Class B Invested Amount pursuant to paragraph (c), (d), (e) or (f) of the definition of "Class B Invested Amount" on the following Distribution Date).

                  (g) Notwithstanding Section 4.11(f), if either (i) the Certificateholders' Interest in the Receivables is reassigned to the Sellers pursuant to Section 2.06 of the Agreement, (ii) Receivables are sold, disposed of or otherwise liquidated pursuant to Section 9.02 or Section 12.02(c) of the Agreement or (iii) the Certificateholders' Interest in the Receivables is purchased by the Sellers pursuant to Section 10.01 of the Agreement or the Series

1997-6 Certificateholders' Interest is purchased by the Sellers pursuant to
Section 7.01 of this Series Supplement, the Servicer shall not calculate the Reimbursement Draw Amount with respect to the relevant Distribution Date, but shall calculate the amount (the "Special Draw Amount") equal to the aggregate amount of all reductions of the Class B Invested Amount occurring under clauses
(c), (d) or (e) of the definition of "Class B Invested Amount" that have not been reimbursed prior to such Distribution Date under clause (f) thereof.

                  (h) Notwithstanding Section 4.11(f) and (g), on the Determination Date preceding the Economic Special Payment Date, the Servicer shall not calculate the Reimbursement Draw Amount or the Special Draw Amount with respect to such Special Payment Date, but shall calculate (i) the amount (the "Class A Principal Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(f)(i) and 4.07(a)(ii) on such Special Payment Date) equal to the Outstanding Principal Amount of the Class A Certificates and (ii) the amount (the "Class B Principal Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(f)(iii) and 4.07(b)(ii) on such Special Payment Date) equal to the Outstanding Principal Amount of the Class B Certificates.

                  (i) In the event that for any Distribution Date, the sum of any Required Draw Amount, Interest Draw Amount, Default Draw Amount, Reimbursement Draw Amount, Special Draw Amount, Class A Principal Draw Amount and Class B Principal Draw Amount (such sum being referred to as the "Total Draw Amount"), is greater than zero, the Servicer shall give written notice to the Trustee and the Cash Collateral Depositor, in substantially the form of Exhibit B, of such positive Total Draw Amount on the related Determination Date. On the related Transfer Date, withdrawals will be made from the Cash Collateral Account as follows:

                  (A) the portion of the Total Draw Amount allocable to the Required Draw Amount, if any, up to the Available Shared Enhancement Amount, shall be withdrawn from the Cash Collateral Account on the related Transfer Date and distributed first to fund any deficiency pursuant to Section 4.06(a)(i) or (c)(i) (but not including any amount relating to any Class A Funding Account Shortfall and any Class A Funding Account Swap Payment) and second to pay the Class A Investor Default Amount, if any, for such Distribution Date pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be; provided, however, that at such time as Citibank (South Dakota) or an Affiliate of Citibank

         (South Dakota) is no longer the Servicer, the amount of such withdrawal from the Cash Collateral Account shall be applied in accordance with
         Section 4.10(a) second to fund any deficiency in the Class A Monthly Servicing Fee for such Distribution Date and third to pay the Class A Investor Default Amount, if any, for such Distribution Date;

                  (B) the portion of the Total Draw Amount allocable to the Interest Draw Amount, if any, up to the Available Shared Enhancement Amount (determined after giving effect to any withdrawal pursuant to clause (A)), shall be withdrawn from the Cash Collateral Account on the related Transfer Date and (I) with respect to the portion of the Interest Draw Amount relating to Section 4.11(d)(i), be immediately deposited by the Trustee into the Collection Account for allocation to Investor Principal Collections or to the Class B Interest Funding Account (as applicable) and (II) with respect to the portion of the Interest Draw Amount relating to Section 4.11(d)(ii), be distributed by the Trustee to the Swap Counterparty pursuant to the Class B Interest Rate Swap; provided, however, if the funds available to pay the amounts due pursuant to clauses (I) and (II) above are less than the sum of the amounts specified in clauses (I) and (II) above, such funds shall be allocated between such amounts pro rata;

                  (C) the portion of the Total Draw Amount allocable to the Default Draw Amount, if any, up to the Available Shared Enhancement Amount (determined after giving effect to any withdrawal pursuant to clauses (A) and (B)), shall be withdrawn from the Cash Collateral Account on the related Transfer Date and used to pay the Class B Investor Default Amount for such Distribution Date pursuant to Section 4.09(d);

                  (D) the portion of the Total Draw Amount allocable to the Class A Principal Draw Amount, if any, up to the Available Shared Enhancement Amount (determined after giving effect to any withdrawal pursuant to clauses (A), (B) and (C)), shall be withdrawn from the Cash Collateral Account on the related Transfer Date and immediately deposited by the Trustee into the Class A Principal Funding Account; and

                  (E) the remainder of the Total Draw Amount, if any, up to the Available Enhancement Amount (determined after giving effect to any withdrawal pursuant to clauses (A) through (D)), shall be withdrawn from the Cash Collateral Account on the related Transfer Date and immediately deposited by the Trustee into the Collection Account for distribution to the Class B Certificateholders on such Distribution Date.

Notwithstanding anything to the contrary in this Series Supplement or in the Agreement, no withdrawal may be made from the Cash Collateral Account to fund any Class A Funding Account Shortfall and any Class A Funding Account Swap Payment.

                  (j) On the Distribution Date following an Accretion Termination Event or an Early Amortization Event, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Cash Collateral Account, for application in accordance with the Loan Agreement, any amount on deposit in the Cash Collateral Account in excess of the Available Enhancement Amount as of such Distribution Date after giving effect to all allocations and distributions to be made on such Distribution Date. Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the Termination Date, (iii) the day on which the Class A Invested Amount and the Class B Invested Amount are paid in full to the Class A Certificateholders and the Class B Certificateholders and (iv) all withdrawals from the Cash Collateral Account pursuant to Section 4.11(i) with respect to the Economic Special Payment Date having been made, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholders and the Class B Certificateholders that are payable from the Cash Collateral Account as provided herein, shall withdraw from the Cash Collateral Account for application in accordance with the Loan Agreement, all amounts, if any, on deposit in the Cash Collateral Account and the Cash Collateral Account shall be deemed to have terminated for purposes of this Series Supplement.

                  Section 4.12. Reallocated Investor Finance Charge Collections.
(a) That portion of Group One Investor Finance Charge Collections for any Distribution Date equal to the amount of Reallocated Investor Finance Charge Collections for such Distribution Date will be allocated to Series 1997-6 and will be distributed as set forth in this Series Supplement.

                  (b) Reallocated Investor Finance Charge Collections, with respect to any Distribution Date, shall equal the sum of (i) the aggregate amount of Series 1997-6 Monthly Interest, Series 1997-6 Default Amount, Series 1997- 6 Monthly Fees and Series 1997-6 Additional Amounts for such Distribution Date and (ii) that portion of excess Group One

Investor Finance Charge Collections to be included in Reallocated Investor Finance Charge Collections pursuant to Section 4.12(c); provided, however, that if the amount of Group One Investor Finance Charge Collections for such Distribution Date is less than the sum of (w) Group One Investor Monthly Interest, (x) Group One Investor Default Amount, (y) Group One Investor Monthly Fees and (z) Group One Investor Additional Amounts, then Reallocated Investor Finance Charge Collections shall equal the sum of the following amounts for such Distribution Date:

                  (A) the product of (I) Group One Investor Finance Charge Collections (up to the amount of Group One Investor Monthly Interest) and (II) a fraction, the numerator of which is Series 1997-6 Monthly Interest and the denominator of which is Group One Investor Monthly Interest;

                  (B) the product of (I) Group One Investor Finance Charge Collections less the amount of Group One Investor Monthly Interest (up to the Group One Investor Default Amount) and (II) a fraction, the numerator of which is the Series 1997-6 Default Amount and the denominator of which is the Group One Investor Default Amount;

                  (C) the product of (I) Group One Investor Finance Charge Collections less the amount of Group One Investor Monthly Interest and the Group One Investor Default Amount (up to Group One Investor Monthly
         Fees) and (II) a fraction, the numerator of which is Series 1997-6 Monthly Fees and the denominator of which is Group One Investor Monthly Fees; and

                  (D) the product of (I) Group One Investor Finance Charge Collections less the sum of (i) Group One Investor Monthly Interest,
         (ii) the Group One Investor Default Amount and (iii) Group One Investor Monthly Fees and (II) a fraction, the numerator of which is Series 1997-6 Additional Amounts and the denominator of which is Group One Investor Additional Amounts.

                  (c) If the amount of Group One Investor Finance Charge Collections for such Distribution Date exceeds the sum of (i) Group One Investor Monthly Interest, (ii) Group One Investor Default Amount, (iii) Group One Investor Monthly Fees and (iv) Group One Investor Additional Amounts, then Reallocated Investor Finance Charge Collections for such Distribution Date shall include an amount equal to the product of (x) the amount of such excess and (y) a fraction, the numerator of which is the Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the sum of such Invested Amount and the aggregate invested amounts for all other Series included in Group One as of such last day.

                  Section 4.13. Excess Principal Collections. (a) That portion of Excess Principal Collections for any Distribution Date equal to the amount of Series 1997-6 Excess Principal Collections for such Distribution Date will be allocated to Series 1997-6 and will be distributed as set forth in this Series Supplement.

                  (b) Series 1997-6 Excess Principal Collections, for any Distribution Date with respect to the Accumulation Period or the Early Amortization Period, shall mean an amount equal to the Series 1997-6 Principal Shortfall for such Distribution Date; provided, however, that if the aggregate amount of Excess Principal Collections for all Series for such Distribution Date is less than the aggregate amount of Principal Shortfalls for all Series for such Distribution Date, then Series 1997-6 Excess Principal Collections for such Distribution Date shall equal the product of (x) Excess Principal Collections for all Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 1997-6 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Distribution Date. The Series 1997-6 Principal Shortfall for any Distribution Date shall equal the excess of (i) (x) for any Distribution Date with respect to the Accumulation Period, (A) the Controlled Distribution Amount and (B) if such Distribution Date is also the Class B Expected Final Payment Date, the Class B Invested Amount, or (y) for any Distribution Date with respect to the Early Amortization Period, the sum of the Invested Amount and the CCA Invested Amount, if any, over (ii) Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Series 1997-6 Excess Principal Collections).

                  Section 4.14. Interest Rate Swaps. (a) The Servicer hereby represents that it has obtained the Class A Interest Rate Swap in favor of the Trust. The Class A Interest Rate Swap shall entitle the Trust to receive monthly Class A Net Swap Receipts, if any, and shall obligate the Trust to make monthly Class A Net Swap Payments, if any, as set forth in the Class A Interest Rate Swap.

                  (b) The Servicer hereby represents that it has obtained the Class B Interest Rate Swap in favor of the Trust. The Class B Interest Rate Swap shall entitle the Trust to receive monthly Class B Net Swap Receipts, if any, and shall obligate the Trust to make monthly Class B Net Swap Payments, if any, as set forth in the Class B Interest Rate Swap.

                  (c) Upon the effectiveness of a Replacement Interest Rate Swap, the Interest Rate Swap being replaced shall terminate and the Swap Counterparty shall be released of all future obligations thereunder, provided that the Swap Counterparty shall not be released from any obligations which have previously accrued thereunder and shall continue to be obligated to perform such obligations.

                  (d) The Trustee hereby appoints the Servicer to act as calculation agent under the Interest Rate Swaps and the Servicer accepts such appointment.


                                    ARTICLE V

                          Distributions and Reports to
                        Series 1997-6 Certificateholders

                  Section 5.01. Distributions. (a) On each Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Class A Interest Funding Account.

                  (b) On each Special Payment Date and on the Class A Expected Final Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Class A Principal Funding Account that are payable to the Class A Certificateholders pursuant to Section 4.07(a)(ii).

                  (c) On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Class B
Interest Funding Account.

                  (d) On each Special Payment Date and on the Class B Expected Final Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Collection Account that are payable to Class B Certificateholders pursuant to Section 4.07(b)(ii).

                  (e) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series 1997-6 Certificateholders hereunder shall be made by check mailed to each Series 1997-6 Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Series 1997-6 Certificate or the making of any notation thereon; provided, however, that with respect to Series 1997-6 Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

                  Section 5.02. Reports and Statements to Series 1997-6 Certificateholders. (a) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 1997-6 Certificateholder a statement substantially in the form of Exhibit C prepared by the Servicer. If and so long as the Series 1997-6 Certificates are listed on the Luxembourg Stock Exchange and the rules of such exchange shall so require, within two Business Days following each Payment Date, the Servicer shall publish or cause to be published in an Authorized Newspaper of general circulation in Luxembourg a notice to the effect that the information set forth in the statement forwarded by the Paying Agent to Series 1997-6 Certificateholders with respect to such Payment Date will be available for review at the Luxembourg Stock Exchange and at the main office of the listing agent in Luxembourg, Banque Internationale A Luxembourg S.A.

                  (b) Not later than the fourth Business Day preceding each Distribution Date, the Servicer shall deliver to the Trustee, the Paying Agent, each Rating Agency and the Cash Collateral Depositor (i) a statement substantially in the form of Exhibit C prepared by the Servicer and (ii) a certificate of a Servicing Officer substantially in the form of Exhibit D.

                  (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 1997-6 Certificateholder or Certificate Owner by a request in writing to the Servicer.

                  (d) On or before January 31 of each calendar year, beginning with calendar year 1998, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1997-6

Certificateholder, a statement prepared by the Servicer containing the information that is required to be contained in the statement to Series 1997-6 Certificateholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-6 Certificateholder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Series 1997-6 Certificateholders to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.


                                   ARTICLE VI

                               Amortization Events

                  Section 6.01. Additional Amortization Events. The occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Trustee or the Series 1997-6 Certificateholders, be deemed to be an Amortization Event solely with respect to Series 1997-6:

                  (a) on any Determination Date, the Class B Invested Amount on the related Distribution Date will be reduced to less than 1% of the Accreted Invested Amount;

                  (b) on the last day of any Due Period during the Accumulation Period the product of (i) the total amount of Principal Receivables as of such last day, (ii) the Series 1997-6 Allocation Percentage (expressed as a decimal) for such Due Period and (iii) the excess (expressed as a decimal) of 100% over the Floating Allocation Percentage for such Due Period, shall fail to equal at least 100% of the Class A Principal Funding Account Balance on such day;

                  (c) the Portfolio Yield for any Due Period during the Accumulation Period shall be less than the weighted average of the Certificate Rates (or accretion rates, as applicable) for all outstanding Series included in Group One as of the last day of such Due Period;

                  (d) the Class A Invested Amount shall not be paid in full on the Class A Expected Final Payment Date or the Class B Invested Amount shall not be paid in full on the Class B Expected Final Payment Date; or

                  (e) the amount of Surplus Finance Charge Collections averaged over any three consecutive Due Periods shall not be equal to or in excess of the Required Surplus Finance Charge Amount for the last of such three consecutive Due Periods.


                                   ARTICLE VII

                    Optional Repurchase; Accumulation Period

                  Section 7.01. Optional Repurchase. (a) On the Distribution Date occurring on or after the date on which the Invested Amount is reduced to 5% of the Accreted Invested Amount or less, the Sellers shall have the option to purchase the Series 1997-6 Certificateholders' Interest, at a purchase price equal to the Reassignment Amount for such Distribution Date.

                  (b) The Sellers shall give the Servicer and the Trustee at least 30 days prior written notice of the date on which the Sellers intend to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Sellers shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. The Reassignment Amount shall be distributed as set forth in Section 8.01(b).

                  (c) If the Loan Agreement so provides, in the event the Sellers exercise such purchase option, notwithstanding anything to the contrary contained in the Agreement or in this Series Supplement, the Series 1997-6 Certificates shall be deemed to remain outstanding as if such purchase option were not exercised and the terms of the Agreement and this Series Supplement (other than Section 4.11(c) through (i) of this Series Supplement and Section 12.02(c) of the Agreement) shall otherwise remain in effect until the earlier of
(i) one year and one day following the Termination Date, (ii) the date on which the Trust terminates and (iii) the date on which the Class A Invested Amount, the Class B Invested Amount and the CCA Invested Amount, if any, would have been paid in full had such purchase option not been exercised; provided that distributions that would otherwise have been made to the Series 1997-6 Certificateholders shall be made to the Sellers.

                  Section 7.02. Accumulation Period Postponement. The Accumulation Period is scheduled to commence at the close of business on the fourth-to-last Business Day of July 2003; provided, however, that if the Accumulation Period Length (determined as described below) is less than twelve months, upon notice to the Trustee, the Sellers, the Rating Agency and the Cash Collateral Depositor, the Servicer, at its option, may elect to postpone the date on which the Accumulation Period actually commences to the fourth-to-last Business Day of any month that precedes the month that is the number of months prior to the Class A Expected Final Payment Date, equal to the Accumulation Period Length such that the number of Monthly Periods in the Accumulation Period will equal or exceed the Accumulation Period Length. On the Determination Date immediately preceding the July 2003 Distribution Date, the Servicer will determine the "Accumulation Period Length", which will equal the number of months such that the sum of the Accumulation Period Amounts for each Monthly Period, beginning with (and assigning the largest Accumulation Period Amount to) the Monthly Period that ends on the day preceding the Class A Expected Final Payment Date, when aggregated with the Accumulation Period Amounts for each preceding Monthly Period will equal or exceed the Accumulation Period Accreted Invested Amount as of the Class A Expected Final Payment Date. If the Servicer elects to postpone the commencement of the Accumulation Period pursuant to this
Section 7.02, then on each Determination Date thereafter until the date the Accumulation Period commences, the Servicer will recalculate the Accumulation Period Length; provided, however, that (i) the length of the Accumulation Period shall not be shorter than the period determined as of the first date of determination unless an additional Series, other than an Excluded Series, shall have been issued since such date and such Series is in its revolving period;
(ii) the length of the Accumulation Period will not be less than one month; and
(iii) no election to postpone, or further postpone, the commencement of the Accumulation Period shall be made after an economic amortization event (as defined in the related Supplement) shall have occurred and is continuing with respect to any other Series. If the Accumulation Period Length as recalculated on any such Determination Date exceeds the number of Monthly Periods then scheduled to be included in the Accumulation Period, the commencement date of the Accumulation Period will be changed to the later of (x) such Determination Date and (y) the fourth-to-last Business Day of a month such that the number of Monthly Periods in the Accumulation Period will equal the recalculated Accumulation Period Length. Any notice by the Servicer electing to postpone (or further postpone) the commencement of the Accumulation Period pursuant to this
Section 7.02 shall specify (i) the Accumulation Period

Length, (ii) the commencement date of the Accumulation Period and (iii) the Controlled Amortization Amount with respect to each Monthly Period.


                                  ARTICLE VIII

                               Final Distributions

                  Section 8.01. Sale of Certificateholders' Interest Pursuant to
Section 2.06 or 10.01 of the Agreement. (a) Purchase Price. (i) The amount to be paid by the Sellers with respect to Series 1997-6 in connection with a repurchase of the Certificateholders' Interest pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Due Period in which the reassignment obligation arises under the Agreement.

                  (ii) The amount to be paid by the Sellers with respect to Series 1997-6 in connection with a repurchase of the Certificateholders' Interest pursuant to Section 10.01 of the Agreement shall equal the sum of (x) the Reassignment Amount for the Distribution Date of such repurchase and (y) the sum of (A) the excess, if any, of (I) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security that is similar to the Class A Certificates with a remaining maturity approximately equal to the remaining maturity of the Class A Certificates and rated by each Rating Agency in the rating category originally assigned to the Class A Certificates over (II) the portion of the Reassignment Amount attributable to the Class A Certificates and (B) the excess, if any, of (I) a price equivalent to the average of bids quoted on such Record Date or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security that is similar to the Class B Certificates with a remaining maturity approximately equal to the remaining maturity of the Class B Certificates and rated by each Rating Agency in the rating category originally assigned to the Class B Certificates over (II) the portion of the Reassignment Amount attributable to the Class B Certificates.

                  (b) Distributions Pursuant to Section 7.01 of this Series Supplement and Sections 2.06, 10.01 or 12.02(c) of the Agreement. With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.01 or 8.01 or any Termination Proceeds from the sale of Receivables (or interests therein) allocable to the Series 1997-6 Certificateholders' Interest deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement, the Trustee shall, not later than 12:00 noon, New York City time, on the date of deposit, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i)(x) the Class A Invested Amount on such date shall be deposited into the Class A Principal Funding Account and (y) the amount of accrued and unpaid interest, if any, on the unpaid balance of the Class A Certificates (calculated on the basis of the Outstanding Principal Amount of the Class A Certificates at the Class A Accretion Rate) through the day preceding such Distribution Date, shall be deposited into the Class A Interest Funding Account and the amount of any Class A Net Swap Payment with respect to such Distribution Date and any Class A Net Swap Payments previously due but not distributed to the Swap Counterparty will be distributed to the Swap Counterparty pursuant to the Class A Interest Rate Swap, (ii)(x) the Class B Invested Amount on such date shall be retained in the Collection Account for distribution to the Class B Certificateholders and (y) the amount of accrued and unpaid interest, if any, on the unpaid balance of the Class B Certificates (calculated on the basis of the Outstanding Principal Amount of the Class B Certificates at the Class B Accretion Rate) through the day preceding such Distribution Date, shall be deposited into the Class B Interest Funding Account and the amount of any Class B Net Swap Payment with respect to such Distribution Date and any Class B Net Swap Payments previously due but not distributed to the Swap Counterparty will be distributed to the Swap Counterparty pursuant to the Class B Interest Rate Swap, and (iii) the CCA Invested Amount, if any, on such date shall be distributed to the Cash Collateral Depositor, for application in accordance with the Loan Agreement. Notwithstanding anything to the contrary contained in this Series Supplement or the Agreement, the amount of any excess determined pursuant to clause (ii)(y)(A) of paragraph (a) shall be distributed to the Class A Certificateholders and the amount of any excess determined pursuant to clause (ii)(y)(B) of paragraph (a) shall be distributed to the Class B Certificateholders. The remainder of any Termination Proceeds shall be distributed to the Cash Collateral Depositor for application in accordance with the Loan Agreement.

                  (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Class A Principal Funding Account and the Interest Funding Accounts and the amount retained in the Collection Account for distribution to the Class B Certificateholders pursuant to Section 7.01 or 8.01 and all other amounts on deposit therein for distribution to the Series 1997-6 Certificateholders shall be distributed in full to the Series 1997-6 Certificateholders on such date and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                  Section 8.02. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement. (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the Class A Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and deposit such amount in the Class A Principal Funding Account, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and (y) the Principal Allocation Percentage with respect to the related Due Period, (ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and retain such amount in the Collection Account for distribution to the Class B Certificateholders, provided that such amount shall not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and the Principal Allocation Percentage with respect to such Due Period minus (y) the amount deposited into the Class A Principal Funding Account pursuant to clause (a)(i) of this sentence, and (iii) deduct an amount equal to the CCA Invested Amount, if any, on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and distribute such amount to the Cash Collateral Depositor for application in accordance with the Loan Agreement, provided that the amount of such distribution shall not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and the Principal Allocation Percentage with respect to such Due Period minus (y) the amount deposited in the Class A Principal Funding Account pursuant to clause (a)(i) of this sentence and the amount retained in the

Collection Account pursuant to clause (a)(ii) of this sentence. The remainder of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections shall be allocated to the Sellers' Interest and shall be released to the Sellers on such Distribution Date.

                  (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of (x) Class A Monthly Interest for such Distribution Date, (y) any Class A Monthly Interest (and interest thereon at the Class A Accretion Rate) previously allocable to but not available as a portion of Investor Principal Collections, not deposited into the Class A Principal Funding Account and not deposited into the Class A Interest Funding Account (as applicable) on a prior Distribution Date, and (z) the amount of the Class A Funding Account Shortfall for such Distribution Date and any Class A Funding Account Shortfall (and interest thereon at the Class A Accretion Rate) previously allocable to but not available as a portion of Investor Principal Collections, not deposited into the Class A Principal Funding Account and not deposited into the Class A Interest Funding Account (as applicable) on a prior Distribution Date, from the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections and deposit such amount in the Class A Interest Funding Account, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to such Due Period and (z) a fraction, the numerator of which is the Class A Invested Amount with respect to such Distribution Date and the denominator of which is the Invested Amount with respect to such Distribution Date and (ii) deduct an amount equal to the sum of
(x) Class B Monthly Interest for such Distribution Date, (y) any Class B Monthly Interest (and interest thereon at the Class B Accretion Rate) previously allocable to but neither available as a portion of Investor Principal Collections nor deposited into the Class B Interest Funding Account (as applicable) on a prior Distribution Date and (z) the Cumulative Excess Interest Amount with respect to such Distribution Date, from the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections and deposit such amount into the Class B Interest Funding Account, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to such Due Period and (z) a fraction, the numerator of which is the Class B Invested

Amount with respect to such Distribution Date and the denominator of which is the Invested Amount with respect to such Distribution Date. The remainder of the Insolvency Proceeds allocated to Allocable Finance Charge Collections shall be distributed to the Cash Collateral Depositor for application in accordance with the provisions of the Loan Agreement.

                  (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Class A Principal Funding Account and the Interest Funding Accounts and the amount retained in the Collection Account for distribution to the Class B Certificateholders pursuant to this Section and all other amounts on deposit therein for distribution to the Series 1997-6 Certificateholders shall be distributed in full to the Series 1997-6 Certificateholders on the Distribution Date on which funds are deposited pursuant to this Section (or, if not so deposited on a Distribution Date, on the immediately following Distribution
Date) and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                  (d) Notwithstanding any provision of the Agreement or this Series Supplement, for purposes of Section 9.02(a) of the Agreement, the Holders of the Series 1997-6 Certificates shall not be deemed to have disapproved a liquidation of the Receivables following an Insolvency Event with respect to any of the Sellers unless (i) holders of more than 50% of the aggregate Outstanding Principal Amount of each of the Class A Certificates and the Class B Certificates and (ii) the Cash Collateral Depositor shall have disapproved of such liquidation (or, if the Cash Collateral Depositor shall have assigned all or part of its interest under the Loan Agreement to one or more Persons, then one or more Persons holding more than 50% of such interest shall have disapproved of such liquidation).


                                   ARTICLE IX

                                    Covenants

                  Section 9.01. Reduction in Portfolio Yield. Citibank (South Dakota), in its capacity as a Seller, and each Additional Seller, hereby covenant that upon the occurrence of an Amortization Event described in Section 6.01(e), except as is otherwise required by any Requirements of Law, it will not reduce the Periodic Rate Finance Charge applicable to any Account to a rate that would result in the weighted average of the Periodic Rate Finance Charges applicable to all the Accounts as of the last day of any Due

Period being less than the sum of the weighted average of the Certificate Rates (or accretion rates, as applicable) of each outstanding Series as of such last day and 6%.


                                    ARTICLE X

                            Miscellaneous Provisions

                  Section 10.01. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

                  Section 10.02. Counterparts. This Series Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  Section 10.03. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 10.04. Construction of Agreement. The Sellers hereby confirm that the security interest granted to the Trustee pursuant to Section
13.18 of the Agreement is for the benefit of (a) the Investor Certificateholders and (b) the Cash

Collateral Depositor to the extent of the CCA Invested Amount.


                  IN WITNESS WHEREOF, the Sellers, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                                              CITIBANK (SOUTH DAKOTA), N.A.,
                                              Seller and Servicer,

                                                by
                                                 --------------------------
                                                          Title:


                                              CITIBANK (NEVADA), NATIONAL
                                              ASSOCIATION, Seller,

                                                by
                                                 --------------------------
                                                          Title:


                                              YASUDA BANK AND TRUST COMPANY
                                              (U.S.A.), Trustee,

                                                by
                                                 --------------------------
                                                          Title:

                                                                     EXHIBIT A-1


REGISTERED                                                     $____________  */

No. R-                                                       CUSIP No. [       ]

                  [Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1997-6

            ZERO COUPON CLASS A CREDIT CARD PARTICIPATION CERTIFICATE

                      Class A Expected Final Payment Date:
                        The August 2004 Distribution Date

                 Each $1,000 minimum denomination represents an


                       CITIBANK CREDIT CARD MASTER TRUST I
                 (formerly Standard Credit Card Master Trust I)

the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts by
                          CITIBANK (SOUTH DAKOTA), N.A.
                                       and
                               CITIBANK (NEVADA),
                              NATIONAL ASSOCIATION

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

                  (Not an interest in or obligation of Citibank
                    (South Dakota), N.A., Citibank (Nevada),
                National Association, any Additional Sellers or
                             any affiliate thereof)

--------
     */ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

This certifies that (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement dated as of August __, 1997 (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., a national banking association, as Seller and Servicer, Citibank (Nevada), National Association, a national banking association, as Seller, and Yasuda Bank and Trust Company (U.S.A.), a New York trust company, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts,
(v) the benefits of the Cash Collateral Account and (vi) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefit of funds on deposit in a Cash Collateral Account to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Sellers and the Investor Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Sellers secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Sellers.

                  In general, payments of principal with respect to the Class A Certificates are limited to the Outstanding Principal Amount of the Class A Certificates, which may be less than the face amount of the Class A Certificates. Except under limited circumstances set forth in the Series Supplement, there will not be any periodic payments of interest with respect to the Class A Certificates. During the period from the Closing Date until the commencement of the Accumulation Period, the Class A Invested Amount is expected to increase monthly by the Class A Monthly Accretion Amount (which will be determined as set forth in the Series Supplement on the basis of the Class A Accretion Rate). During the Accumulation Period, the Class A Monthly Accretion Amount is expected to be deposited each month into the Class A Principal Funding Account. If (i) at any time, an Early Amortization Event occurs or (ii) on any Determination Date, it is determined that increasing the Class A Invested Amount by the Class A Monthly Accretion Amount (except during the Accumulation Period, when such amount is to be deposited in the Class A Principal Funding Account) and increasing the Class B Invested Amount by the Class B Monthly Accretion Amount on the following Distribution Date would result in the total Principal Receivables in the Trust being less than the Required Minimum Principal Balance (such a circumstance, an "Accretion Termination Event"), then neither the Class A Accreted Invested Amount nor the Class B Accreted Invested Amount will be further increased by any Class A Monthly Accretion Amount or Class B Monthly Accretion Amount (as applicable) and monthly interest will become payable on the Class A Certificates on each Distribution Date thereafter at the Class A Accretion Rate. As a result, in the event of an Early Amortization Event or an Accretion Termination Event, Class A Certificateholders will be entitled to receive principal payments only up to the then Outstanding Principal Amount of their Class A Certificates (which will be less than the face amount thereof).

                  The Class A Expected Final Payment Date is the February 2001 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. If for one or more months during the Accumulation Period there are not sufficient funds to pay the Controlled Amortization Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Class A Expected Final Payment Date. If the Outstanding Principal Amount of the Class A Certificates and the Class B Certificates is not paid in full on or prior to the Termination Date, the Trustee will sell or cause to be sold on such Termination Date Principal Receivables (and the related Finance Charge Receivables) (or interests therein) in an amount equal to 110% of the Invested Amount as of such Termination Date, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 1997-6 Certificateholders' Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Class A Certificateholders and the Class B Certificateholders in accordance with the Series Supplement.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.


                  IN WITNESS WHEREOF, the Banks have caused this Class A Certificate to be duly executed.


                                            CITIBANK (SOUTH DAKOTA), N.A.,


                                            By: __________________________
                                                Name:
                                                Title:


                                            CITIBANK (NEVADA),
                                            NATIONAL ASSOCIATION,


                                            By: _________________________
                                                Name:
                                                Title:

Dated:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.


YASUDA BANK AND TRUST COMPANY (U.S.A.),
as Trustee,


By: _________________________
       Authorized Officer


or


By: CITIBANK, N.A.,
           as Authenticating Agent
           for the Trustee,


By: _________________________
        Authorized Officer

                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1997-6

            ZERO COUPON CLASS A CREDIT CARD PARTICIPATION CERTIFICATE


                         Summary of Terms and Conditions


                  The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which arise generally from Periodic Rate Finance Charges, Cash Advance Fees, Late Payment Fees and annual membership fees with respect to the Accounts. This Class A Certificate is one of a series of Certificates entitled Citibank Credit Card Master Trust I, Series 1997-6 (the "Series 1997-6 Certificates"), and one of a class thereof entitled Zero Coupon Class A Credit Card Participation Certificates, Series 1997-6 (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Sellers. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $748,172,375. The Class A Invested Amount on any date will be an amount equal to (a) the Class A Accreted Invested Amount, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus
(c) the Class A Principal Funding Account Balance as of such date and minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed pursuant to Section 4.08(a) of the Series Supplement prior to such date. The Class A Accreted Invested Amount on any date will be an amount equal to the sum of (a) the Class A Initial Invested Amount and (b) the sum of all Class A Monthly Accretion Amounts prior to such date. The Class A Monthly Accretion Amount, with respect to any Distribution Date, shall be the amount, if any, of Reallocated Investor Finance Charge Collections actually treated as Investor Principal Collections on such date pursuant to Section 4.06(a)(i)(A) of the Series Supplement or (b) the sum of (i) the amount, if any, of Reallocated Investor Finance Charge Collections actually deposited into the Class A Principal Funding Account on such Distribution Date pursuant to
Section 4.06(c)(i)(A) of the Series Supplement and (ii) the amount of Class A Investment Proceeds with respect to the preceding Monthly Period, if any, actually deposited into, or retained in, the Class A Principal Funding Account on such Distribution Date pursuant to Section 4.04(b) of the Series Supplement, as the case may be. In addition to the Class A Certificates, a class of the Series 1997-6 Certificates entitled Zero Coupon Class B Credit Card Participation Certificates, Series 1997-6 (the "Class B Certificates") will be issued. Also, a Sellers' Certificate has been issued to the Sellers pursuant to the Agreement which represents the Sellers' Interest.

                  Subject to the terms and conditions of the Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

                  On each Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts on deposit in the Class A Principal Funding Account or such amounts, if any, in the Class A Interest Funding Account as are payable to the Class A Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class A Certificateholders in accordance with the Agreement and the Series Supplement.

                  On the Distribution Date occurring on or after the date on which the Invested Amount is reduced to 5% of the Accreted Invested Amount or less, the Sellers have the option to repurchase the Series 1997-6
Certificateholders'

Interest in the Trust. The repurchase price (determined after giving effect to any payment of principal and interest on such Distribution Date) will be equal to the Reassignment Amount for such Distribution Date.

                  This Class A Certificate does not represent an obligation of, or an interest in, the Sellers, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

                  The Agreement or any Supplement may, subject to certain conditions, be amended by the Sellers, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

                  The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by the Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

                  The Class A Certificates are issuable only in minimum denominations, by face amount, of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                  THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT


Social Security or other identifying number of assignee
_________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________
___________________________________________________________
               (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ______________                               _____________________*


                                                     Signature Guaranteed:


                                                     ---------------------


-------------------------

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT A-2


REGISTERED                                                         __________ */

No. R-                                                   CUSIP NO. [           ]

                  [Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]


                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1997-6

            ZERO COUPON CLASS B CREDIT CARD PARTICIPATION CERTIFICATE

                      Class B Expected Final Payment Date:
                        The August 2004 Distribution Date

                 Each $1,000 minimum denomination represents an
                   undivided interest in certain assets of the

                       CITIBANK CREDIT CARD MASTER TRUST I

             (formerly known as Standard Credit Card Master Trust I)

the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts by
                          CITIBANK (SOUTH DAKOTA), N.A.
                                       and
                               CITIBANK (NEVADA),
                              NATIONAL ASSOCIATION

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

--------
     */ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                  (Not an interest in or obligation of Citibank
                    (South Dakota), N.A., Citibank (Nevada),
                National Association, any Additional Sellers or
                             any affiliate thereof)

This certifies that (the "Class B Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement dated as of August 7, 1997 (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., a national banking association, as Seller and Servicer, Citibank (Nevada), National Association, a national banking association, as Seller, and Yasuda Bank and Trust Company (U.S.A.), a New York trust company, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts,
(v) the benefits of the Cash Collateral Account and (vi) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefit of funds on deposit in a Cash Collateral Account to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                  This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Sellers and the Investor Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Sellers secured by the Receivables. The Class B Certificateholder, by the acceptance of this Class B Certificate, agrees to treat this Class B Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Sellers.

                  In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less than the face amount of the Class B Certificates, except that principal payments may be made in excess of the Class B Invested Amount to the extent amounts are available for that purpose in the Cash Collateral Account. Except under limited circumstances set forth in the Series Supplement, there will not be any periodic payments of interest with respect to the Class B Certificates. During the period from the Closing Date until the Class B Expected Final Payment Date (or earlier under certain limited circumstances described in the Series Supplement), the Class B Invested Amount is expected to increase monthly by the Class B Monthly Accretion Amount (which will be determined as set forth in the Series Supplement on the basis of the Class B Accretion Rate). If (i) at any time, an Early Amortization Event occurs or (ii) on any Determination Date, it is determined that increasing the Class A Invested Amount by the Class A Monthly Accretion Amount (except during the Accumulation Period, when such amount is to be deposited in the Class A Principal Funding Account) and increasing the Class B Invested Amount by the Class B Monthly Accretion Amount on the following Distribution Date would result in the total Principal Receivables in the Trust being less than the Required Minimum Principal Balance (such a circumstance, an "Accretion Termination Event"), then neither the Class A Accreted Invested Amount nor the Class B Accreted Invested Amount will be further increased by any Class A Monthly Accretion Amount or Class B Monthly Accretion Amount (as applicable) and monthly interest will become payable on the Class B Certificates on each Distribution Date thereafter at the Class B Accretion Rate. As a result, in the event of an Early Amortization Event or an Accretion Termination Event, Class B Certificateholders will be entitled to receive principal payments only up to the then Outstanding Principal Amount of their Class B Certificates (which will be less than the face amount thereof).

                  The Class B Expected Final Payment Date is the February 2001 Distribution Date, but principal with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. Principal payments with respect to the Class B Certificates will not commence until the Outstanding Principal Amount of the Class A Certificates is paid in full. In addition, the final payment of principal of the Class B Certificates will occur later than the Class B Expected Final Payment Date if Collections of Receivables allocable to pay principal of the Class B Certificates are insufficient to pay the Outstanding Principal Amount of the Class B Certificates on or prior to such Distribution Date. If the Outstanding Principal Amount of the Class A Certificates and the Class B Certificates is not paid in full on or prior to the Termination Date, the Trustee will sell or cause to be sold on such Termination Date Principal Receivables (and the related Finance Charge Receivables) (or interests therein) in an amount equal to 110% of the Invested Amount as of such Termination Date, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 1997-6 Certificateholders' Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Class A Certificateholders and the Class B Certificateholders in accordance with the Series Supplement.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.


                  IN WITNESS WHEREOF, the Banks have caused this Class B Certificate to be duly executed.


                                               CITIBANK (SOUTH DAKOTA), N.A.,

                                               By: __________________________
                                                   Name:
                                                   Title:


                                               CITIBANK (NEVADA),
                                               NATIONAL ASSOCIATION,

                                               By: _________________________
                                                   Name:
                                                   Title:


Dated:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class B Certificates described in the within-mentioned Agreement and Series Supplement.

YASUDA BANK AND TRUST COMPANY (U.S.A.),
as Trustee,


By: _________________________
        Authorized Officer


or


By: CITIBANK, N.A.,
           as Authenticating Agent
           for the Trustee,


By: _________________________
        Authorized Officer

                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1997-6

            ZERO COUPON CLASS B CREDIT CARD PARTICIPATION CERTIFICATE


                         Summary of Terms and Conditions


                  The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which generally arise from Periodic Rate Finance Charges, Cash Advance Fees, Late Payment Fees and annual membership fees with respect to the Accounts. This Class B Certificate is one of a series of Certificates entitled Citibank Credit Card Master Trust I, Series 1997-6 (the "Series 1997-6 Certificates"), and one of a class thereof entitled Zero Coupon Class B Credit Card Participation Certificates, Series 1997-6 (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Sellers. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $47,532,597. The Class B Invested Amount on any date will be an amount equal to (a) the Class B Accreted Invested Amount, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date (other than any principal payments made to Class B Certificateholders from the proceeds of a Reimbursement Draw Amount pursuant to Section 4.11(f) of the Series Supplement), minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates pursuant to Section 4.08(b) of the Series Supplement, minus (d) the aggregate amount of Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.10(a) of the Series Supplement (excluding any Subordinated Principal Collections that have resulted in a reduction in the CCA Invested Amount pursuant to Section 4.08(c) of the Series Supplement), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.08(a) of the Series Supplement, and plus (f) the sum of
(i) the aggregate amount of any

Allocable Miscellaneous Payments allocated and available on all prior Distribution Dates pursuant to Section 4.08(b)(i) of the Series Supplement and
(ii) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.09(f) of the Series Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e). The Class B Accreted Invested Amount on any date will be an amount equal to the sum of (a) the Class B Initial Invested Amount and (b) the sum of all Class B Monthly Accretion Amounts prior to such date. The Class B Monthly Accretion Amount, with respect to any Distribution Date, shall be the amount, if any, of Reallocated Investor Finance Charge Collections actually treated as Investor Principal Collections on such date pursuant to Section 4.06 (b)(i)(A) or 4.06(d)(i)(A) of the Series Supplement. In addition to the Class B Certificates, a class of the Series 1997-6 Certificates entitled Zero Coupon Class A Credit Card Participation Certificates, Series 1997-6 (the "Class A Certificates") will be issued. Also, a Sellers' Certificate has been issued to the Sellers pursuant to the Agreement which represents the Sellers' Interest.

                  Subject to the terms and conditions of the Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

                  On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts, if any, on deposit in the Class B Interest Funding Account or the Collection Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for the Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class B Certificateholders in accordance with the Agreement and the Series Supplement.

                  On the Distribution Date occurring on or after the date on which the Invested Amount is reduced to 5% of the Accreted Invested Amount or less, the Sellers have the option to repurchase the Series 1997-6
Certificateholders' Interest in the Trust. The repurchase price (determined after giving effect to any payment of principal and interest on such Distribution Date) will be equal to the Reassignment Amount for such Distribution Date.

                  This Class B Certificate does not represent an obligation of, or an interest in, the Sellers, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

                  The Agreement or any Supplement may, subject to certain conditions, be amended by the Sellers, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

                  The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by the Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

                  The Class B Certificates are issuable only in minimum denominations, by face amount, of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.


                  THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee
__________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________
___________________________________________________________
                (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ______________                      _______________________*


                                             Signature Guaranteed:


                                            -----------------------


-------------------------

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B



                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                         NOTIFICATION TO THE TRUSTEE AND
                        THE CASH COLLATERAL DEPOSITOR 1/
                    ----------------------------------------

                          CITIBANK (SOUTH DAKOTA), N.A.




                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1997-6




                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A. ("Citibank (South Dakota)"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Pooling and Servicing Agreement"), among Citibank (South Dakota), Citibank (Nevada), National Association ("Citibank (Nevada)") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), does hereby certify as follows:

                  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1997-6 Supplement dated as of August 7, 1997, among Citibank (South Dakota), Citibank (Nevada) and the Trustee (as amended and supplemented, the "Series Supplement"), as applicable. This Certificate is delivered pursuant to Section 4.11(i) of the Series Supplement.

                  2.  Citibank (South Dakota) is the Servicer.

                  3.  The undersigned is a Servicing Officer.


                        NOTIFICATION TO MAKE WITHDRAWALS
                        FROM THE CASH COLLATERAL ACCOUNT

                  Pursuant to Sections 4.11(c) through (i) of the Series Supplement, the Servicer does hereby instruct the
--------
     1/ To be delivered not less than seven calendar days prior to the applicable Transfer Date.

Trustee (i) to make a withdrawal from the Cash Collateral Account on [ ], 199 , which date is a Transfer Date, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.11(i) of the Series Supplement:

         1.       Pursuant to Section 4.11(c):

                  Required Draw Amount in respect of the
         preceding Due Period ...........................................$______


         2.       Pursuant to Section 4.11(d):

                  Interest Draw Amount in respect of the
         preceding Due Period ...........................................$______


         3.       Pursuant to Section 4.11(e):

                  Default Draw Amount in respect of the
         preceding Due Period ...........................................$______


         4.       Pursuant to Section 4.11(f):

                  Reimbursement Draw Amount in respect of the
         preceding Due Period ...........................................$______


         5.       Pursuant to Section 4.11(g):

                  Special Draw Amount in respect of the
         preceding Due Period ...........................................$______


         6.       Pursuant to Section 4.11(h):

                  Class A Principal Draw Amount in respect of
         the preceding Due Period .......................................$______

                  Class B Principal Draw Amount in respect of
         the preceding Due Period .......................................$______


         7.       Pursuant to Section 4.11(i):

                  Total Draw Amount in respect of the
         preceding Due Period ...........................................$______

                                                                   Total $______


                  IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ___ day of ______________, _______.


                                                  CITIBANK (SOUTH DAKOTA), N.A.,
                                                  Servicer,

                                                    by
                                                      __________________________
                                                      Name:
                                                      Title:

                                                                       EXHIBIT C




                            FORM OF MONTHLY STATEMENT


                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

          -----------------------------------------------------------

                       CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES 1997-6
          -----------------------------------------------------------

                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A.), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                  This Certificate relates to the Distribution Date occurring on and the related Due Period.


A.       Information Regarding the Portfolio

         1.  Portfolio Yield ............................................._____%

                  Yield component [Finance
                  Charge Receivables collected
                  during the Due Period / Principal
                  Receivables in the Trust on the last

                  day of the prior Due Period] ..........................._____%

                  Credit loss component
                  [net charged-off Principal
                  Receivables during the Due
                  Period / Principal
                  Receivables in the Trust on the last

                  day of the prior Due Period] ..........................._____%

         2.       New purchase rate [aggregate
                  purchases of merchandise and
                  services during the Due Period
                  / Receivables in the
                  Trust on the last day
                  of the prior Due Period] ..............................._____%

         3.       Total payment rate [aggregate
                  Collections during the Due
                  Period / Receivables in the
                  Trust on the last day of
                  the prior Due Period] .................................._____%

         4.       Principal payment rate
                  [aggregate collections
                  with respect to Principal
                  Receivables during the Due
                  Period / Principal Receivables
                  in the Trust on the last
                  day of the prior Due Period] ..........................._____%

         5.       Aggregate amount of Principal
                  Receivables in the Trust:

                  Beginning of Due Period ................................$_____
                  Average ................................................$_____
                  End of Due Period ......................................$_____

         6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) 1/ :

                  Current ................................................_____%
                  5-34 days delinquent ..................................._____%
                  35-64 days delinquent .................................._____%
                  65-94 days delinquent .................................._____%
                  95-124 days delinquent ................................._____%
                  125-154 days delinquent ................................_____%
                  155-184 days delinquent ................................_____%

B.   Information Regarding Group One (Percentage Basis)

         1.       Group One weighted average Certificate
                  Rate ..................................................._____%
--------
         1/ To be delivered no later than the 15th day of each calendar month.

         2.       Weighted average rate of Group One Investor
                  Monthly Fees ..........................................._____%

         3.       Group One Surplus Finance Charge Collections /
                  the Invested Amount as of the last day of the
                  prior Due Period ......................................._____%

         4.       Group One Required Surplus Finance Charge
                  Amount / the Invested Amount as of the last day
                  of the prior Due Period ................................_____%

         5.       Group One Surplus Finance Charge Collections
                  minus Group One Required Surplus Finance Charge
                  Amount / the Invested Amount as of the last day
                  of the prior Due Period ................................_____%


C.       Information Regarding Group One (Dollar Basis)

         1.       Group One Total Investor Collections ...................$_____

                  Group One Investor
                  Principal Collections ..................................$_____

                  Group One Investor Finance
                  Charge Collections .....................................$_____

         2.       Group One Investor Default Amount ......................$_____

         3.       Group One Investor Monthly Interest ....................$_____

         4.       Group One Investor Monthly Fees ........................$_____

         5.       Group One Surplus Finance Charge
                  Collections ............................................$_____

         6.       Group One Required Surplus Finance Charge
                  Amount .................................................$_____

         7.       Group One Surplus Finance Charge Collections
                  minus Group One Required Surplus Finance Charge
                  Amount .................................................$_____

D.       Information Regarding Series 1997-6

         1.(a)  Class A Accreted Invested Amount..........................$_____

           (b)  Class B Accreted Invested Amount..........................$_____

         2.(a)  Class A Invested Amount ..................................$_____

           (b)  Class B Invested Amount ..................................$_____

         3.(a)  Class A Outstanding Principal Amount......................$_____

           (b)  Class B Outstanding Principal Amount......................$_____

         4.(a)  Class A Monthly Accretion Amount .........................$_____

           (b)  Class B Monthly Accretion Amount .........................$_____

         5.(a)  Balance in the Class A Interest
                    Funding Account ......................................$_____

           (b)  Balance in the Class B Interest
                    Funding Account  .....................................$_____

         6.  Available Enhancement Amount ................................$_____

         % of Class B Invested
         Amount .........................................................._____%

         7.(a)  Class A Investor Charge-offs .............................$_____

           (b)  Class B Investor Charge-offs .............................$_____

         8.  Required Amount .............................................$_____

         9.  Draw on Cash Collateral Account .............................$_____

         10.(a)  Class A Monthly Principal for the
                    Distribution Date 2/  ................................$_____

            (b)  Class B Monthly Principal for the
                    Distribution Date 2/ .................................$_____

         11. Balance in the Class A Principal
             Funding Account  2/..........................................$_____

--------
         2/ Applicable during the Accumulation Period and any Early Amortization Period.

         12. The Class A Net Swap Payment due (as a
             negative number) or the Class A Net Swap
             Receipt received (as a positive number)
             for the Distribution Date....................................$_____

         13. The Class B Net Swap Payment due (as a
             negative number) or the Class B Net Swap
             Receipt received (as a positive number)
             for the Distribution Date....................................$_____


E.       Information Regarding the Accumulation Period 3/

         1.       Date on which the Accumulation Period will
                  commence................................................ _____

         2.       Controlled Amortization Amount for each
                  Monthly Period

           (a)  [        ], 199[ ] Monthly Period.........................$_____

           (b)  [        ], 199[ ] Monthly Period.........................$_____


F. Information Regarding Distributions, Certificateholders and Charge-offs 4/

         1.(a)  The total amount of the distribution
                to Class A Certificateholders on the
                Payment Date .............................................$_____

           (b)  The total amount of the distribution
                to Class B Certificateholders on the
                Payment Date .............................................$_____

         2.(a)  The amount of the distribution set forth
                in item 1(a) above in respect of
                principal on the Class A Certificates ....................$_____

           (b)  The amount of the distribution set forth
                in item 1(b) above in respect of
                principal on the Class B Certificates ....................$_____

--------
         3/ Applicable only if the Revolving Period has been extended.

         4/ The following information, as applicable, is to be included only on Payment Dates.

         3.(a)  The amount of the distribution set forth
                in item 1(a) above in respect of
                interest on the Class A Certificates .....................$_____

           (b)  The amount of the distribution set forth
                in item 1(b) above in respect of
                interest on the Class B Certificates .....................$_____

         4.(a)  The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
                Invested Amount as of the end of the Record Date with
                respect to the
                Payment Date .............................................$_____

           (b)  The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
                Invested Amount as of the end of the Record Date with
                respect to the
                Payment Date .............................................$_____


                               CITIBANK (SOUTH DAKOTA), N.A.,
                                 Servicer,

                                By:___________________________
                                   Name:
                                   Title:

                                                                       EXHIBIT D




                     FORM OF MONTHLY SERVICER'S CERTIFICATE


                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION



                       CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES 1997-6



                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A.), Trustee, does hereby certify as follows:

                  1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                  2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

                  3.  The undersigned is a Servicing Officer.

                  4. This Certificate relates to the Distribution Date occurring on _________________.

                  5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Sellers and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None"].

                  6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

                  7. As of the date hereof, to the best knowledge of the undersigned, no Accretion Termination Event has been deemed to have occurred on or prior to such Distribution Date.

                  8. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement (or, if there is a Lien, such Lien consists of_________).


                  IN WITNESS WHEREOF, the undersigned has duly executed and
delivered this Certificate this     day of , 199 .


                                               CITIBANK (SOUTH DAKOTA), N.A.,
                                                        Servicer,

                                               By:_________________________
                                                  Name:
                                                  Title:

                                                                  EXECUTION COPY





                                    SCHEDULE
                                     to the
                                MASTER AGREEMENT

                           dated as of August 7, 1997

                                     between

                     YASUDA BANK AND TRUST COMPANY (U.S.A.)
                         as trustee (the "Trustee") for
                CITIBANK CREDIT CARD MASTER TRUST I (the "Trust")

                                       and

                           GOLDMAN SACHS MITSUI MARINE
                   DERIVATIVE PRODUCTS, L.P. ("Counterparty")

                FOR TRANSACTIONS RELATING TO CLASS A CERTIFICATES
                        SERIES 1997-6 ISSUED BY THE TRUST

Part 1.  Termination Provisions.

(a)      "Specified Entity" means in relation to the Trust for the purpose of:

         Section 5(a)(v),  None
         Section 5(a)(vi), None
         Section 5(a)(vii),None
         Section 5(b)(iv), None

         and in relation to Counterparty for the purpose of:

         Section 5(a)(v),  None
         Section 5(a)(vi), None
         Section 5(a)(vii),None
         Section 5(b)(iv), None

(b)      "Specified Transaction" will have the meaning specified in Section 14.

(c) "Events of Default". The following Events of Default will not apply to the Trust and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

         Section 5(a)(ii), (Breach of Agreement) Section 5(a)(iii), (Credit Support Default) Section 5(a)(iv), (Misrepresentation) Section 5(a)(v), (Default under Specified Transaction) Section 5(a)(vi), (Cross Default).

         Section 5(a)(vi) is hereby amended by deleting in the seventh line thereof, the words ", or becoming capable at such time of being declared,".

         The "Cross Default" provisions of Section 5(a)(vi) as amended above will apply to Counterparty. For purposes of Section 5(a)(vi):

         "Specified Indebtedness" will have the meaning specified in Section 14.

         "Threshold Amount" means with respect to the Counterparty USD 50 million.

(d) The "Automatic Early Termination" provision of Section 6(a) will not apply to the Trust or Counterparty.

(e) Payments on Early Termination. Notwithstanding any provision to the contrary in this Agreement, upon the occurrence of an Early Termination Date in respect of one or more outstanding Transactions:

                  (i) the provisions of Sections 6(d)(i) (to the extent they relate to obtaining Market Quotations) and 6(e)(i) and (ii) shall not apply;

                  (ii) each reference in this Agreement to an amount calculated as being due in respect of any Early Termination Date under
                  Section 6(e) shall be deemed to refer to an amount calculated in accordance with Part 1(e)(iii) of this Schedule;

                  (iii) the amount payable in respect of such Early Termination Date will be the amount (determined by the Calculation Agent and netted in accordance with Section 2(c)) that is the Termination Currency Equivalent of (A) the sum of (1) all Unpaid Amounts owing to the Trust in respect of the Terminated Transactions plus (2) all amounts that would be payable to the Trust if such Early Termination Date were the next Distribution Date in respect of each Terminated Transaction plus (3) each other amount, if any, payable to the Trust pursuant to the Confirmation for each Terminated Transaction less (B) the sum of (1) all Unpaid Amounts owing to Counterparty in respect of the Terminated Transactions plus
                  (2) all amounts that would be payable to Counterparty if such Early Termination Date were the next Distribution Date in respect of each Terminated Transaction plus (3) each other amount, if any, payable to

                  Counterparty pursuant to the Confirmation for each Terminated Transaction; and

                  (iv) if the amount determined pursuant to clause (iii) above is a positive number, Counterparty will pay it to the Trust on the Distribution Date immediately following the Early Termination Date; if it is a negative number, the Trust will pay the absolute value of that amount to Counterparty on the Distribution Date immediately following the Early Termination Date.

(f)      "Termination Currency" means United States Dollars.

(g)      "Transfer to Avoid Termination Event".
         Section 6(b)(ii) is hereby amended by adding at the end thereof before the period in the third paragraph the following condition:

                  "and the prior written confirmation from each Rating Agency that the then-current ratings of the obligations represented by the Certificates will not be negatively affected by such transfer".

(h) Additional Termination Event will apply. The following shall constitute Additional Termination Events:


                  (i) The unsecured, unguaranteed long-term debt rating or financial program or counterparty rating of Counterparty is reduced below (A) BBB- or such rating is withdrawn by Standard & Poor's Rating's Services ("Standard & Poor's") or (B) Baa3 by Moody's Investors Service, Inc. ("Moody's") or such rating is withdrawn by Moody's.

                  For purposes of the foregoing Additional Termination Event, Counterparty shall be the Affected Party.

                  (ii) The occurrence of an Amortization Event (as defined in the Pooling and Servicing Agreement dated as of May 29, 1991 (the "P&S Agreement") between Citibank (Nevada), National Association as Seller, Citibank as Seller and Servicer, and the Trustee, as supplemented by the Series 1997-6 Supplement thereto dated as of August 7, 1997 (the "Supplement")).

                  For purposes of the foregoing Additional Termination Event, the Trust shall be the Affected Party.

Part 2.  Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of the Trust and Counterparty represents that it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to
         Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in
         Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b)      Payee Representations.

                  (i) Trust Representation. For the purpose of Section 3(f), the Trust makes the representation specified below:

                  For purposes of Federal income taxes, Citibank (South Dakota), N.A. ("Citibank (South Dakota)") and Citibank (Nevada), National Association ("Citibank (Nevada)") are the beneficial owners of the rights and obligations of the Trust under this Agreement.

                  (ii) Counterparty Representation. For the purpose of Section 3(f), Counterparty makes the representation specified below:

                  Counterparty is a "United States person" as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code").

Part 3.  Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii):

(a)      Tax forms, documents or certificates to be delivered are:

                  Each party agrees to complete, accurately and in a manner reasonably satisfactory to the other party, and to execute, arrange for any required certification of, and deliver to the other party (or to such government or taxing authority as the other party reasonably directs), any form or document that may be required or reasonably requested in order to allow the other party to make a payment under this Agreement without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate, promptly upon the earlier of (i) reasonable demand by the other party and
                  (ii) learning that the form or document is required.

(b)      Other documents to be delivered are:

                                                                  Covered by
Party Required to                             Date by Which       Section 3(d)
Deliver Document   Form/Document/Certificate  to Be Delivered     Representation
----------------   -------------------------  ---------------     --------------

Trust and           Certified copies of       Upon execution of     Yes
Counterparty        all documents             this Agreement.
                    evidencing necessary
                    corporate and other
                    authorizations and
                    approvals with
                    respect to the
                    execution, delivery
                    and performance by
                    the party of this
                    Agreement, each
                    Confirmation and any
                    applicable Credit
                    Support Document.


Trust and           A certificate of an       Upon execution of     Yes
Counterparty        authorized officer of     this Agreement.
                    the party certifying
                    the names, true
                    signatures and
                    authority of the
                    officers of the party
                    signing this
                    Agreement and any
                    applicable Credit
                    Support Document.

Trust               Executed copy of the      Upon execution of     Not
                    P&S Agreement and the     this Agreement.       Applicable
                    Supplement.


Trust               A monthly statement       Not later than the    Not
                    prepared by the           Transfer Date         Applicable
                    Servicer,                 preceding each
                    substantially in the      Distribution Date.
                    form of Exhibit C to
                    the Supplement.

Trust and           Legal opinion, in a       Upon execution of     No.
Counterparty        form reasonably           this Agreement.
                    acceptable to the
                    Trustee, relating to
                    the enforceability
                    of the party's
                    obligations under
                    this Agreement.


                    Such other publicly       Upon request.         No.
                    available documents
                    in connection with
                    the

Trust and           1997-6 Series as the
Counterparty        other party may
                    reasonably request



Part 4.  Miscellaneous.

(a)      Addresses for Notices.  For the purpose of Section 12(a):

                  Address for notices or communications to the Trustee or the
                  Trust:

                  Address:                  666 Fifth Avenue, Suite 802,
                                            New York, New York 10103
                  Attention:                Corporate Trust Department
                  Fax No.:                  (212) 373-5998
                  Telephone No.:            (212) 373-5918

                  and to: Citibank (South Dakota), N.A.

                  Address:                  701 East 60th Street, North, Sioux
                                            Falls, SD 57117
                  Attention:                General Counsel
                  Fax No.:                  (605) 331-4442 or 7232
                  Telephone No.:            (605) 331-1567

                  Address for notices or communications to Counterparty:

                  Address:                  85 Broad Street, New York, NY 10004
                  Attention:                Derivative Operations
                  Fax No.:                  (212) 902-5692

(b)      Process Agent.  For the purpose of Section 13(c):

         The Trust appoints the Trustee as its Process Agent.

(c) Offices. The provisions of Section 10(a) will apply to the Trust and Counterparty.

(d) Multibranch Party. For the purpose of Section 10(c), the Trust is not a Multibranch Party, and Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Trustee, on behalf of the Trust, will be the Calculation Agent (it being understood that the Trustee has appointed the Servicer under the P&S Agreement to perform the duties of Calculation Agent hereunder). The Trustee, in its capacity as Calculation Agent, agrees to act in good faith and in a commercially reasonable manner.

(f)      Credit Support Document. None.

(g)      Credit Support Provider. None.

(h) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW DOCTRINE.

(i) Jurisdiction. Section 13(b)(i) is amended by the deletion of the word "non-" in the second line thereof.

(j) "Affiliate" will have the meaning specified in Section 14 except that such term shall not apply for purposes of the Section 3(c) representation.


Part 5.  Other Provisions.

(a) Tax Treatment. The parties acknowledge that, for purposes of Federal income taxes, Citibank (South Dakota) and Citibank (Nevada) are the beneficial owners of the rights and obligations of the Trust under this Agreement.

(b) Definitions. The applicability of the 1991 ISDA Definitions and the 1992 ISDA FX and Currency Option Definitions to any Transaction shall be specified in the Confirmation for such Transaction.

(c) Waiver of Jury Trial. The following paragraph shall be added to this Agreement as a new Section 15:

                  "15.  Jury Trial.  Each party hereby
                  waives its respective right to jury
                  trial with respect to any litigation
                  arising under, or in connection with,
                  this Agreement or any Transaction."

(d) Waiver of Setoff. Notwithstanding any provision of this Agreement or any other existing or future agreement, each of Counterparty and the Trust irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between the Trust and Counterparty hereunder against any obligations between the Trust and Counterparty under any other agreements or otherwise.

(e) Consent to Recording. Each party consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties and waives any further notice of such monitoring or recording.

(f) No Personal Liability. The obligations of the Trust under this Agreement are not personal obligations of the Trustee and, as a result, the Trustee will have no personal liability for any amounts required to be paid by the Trust under this Agreement.

(g) No Petition. Counterparty hereby agrees that it will not, prior to the date which is one year and one day after the date on which all certificates or securities issued by the Trust have been paid in full, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust under any United States Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property or ordering the winding-up or liquidation of the Trust.

(h) Amendment. No amendment, modification or waiver in respect of any material term of this Agreement will be effective unless (a) it is made in accordance with Section 9(b) and (b) each Rating Agency shall have notified Citibank (South Dakota) and the Trustee that such amendment, modification or waiver will not result in a reduction or withdrawal of the rating of the obligations represented by any Certificates.

(i) Capitalized Terms. Capitalized terms not otherwise defined herein shall, where used herein or in any Confirmation, have the meanings assigned to them in the P&S Agreement, as supplemented by the Supplement.

(j) No Recourse. The Investor Certificates (the "Certificates") represent a beneficial interest in the property of the Trust only and do not represent an interest in or obligation of Counterparty, and no recourse may be had by the holders of the Certificates against Counterparty or its assets with respect to the Certificates and/or this Agreement.

(k) Regarding Counterparty. The Trust acknowledges and agrees that Counterparty had no involvement in and, accordingly, accepts no responsibility for: (i) the establishment, structure, or choice of assets of the Trust or any series; (ii) the selection of any person performing services for or acting on behalf of the Trust; (iii) the selection of Counterparty as a swap provider; (iv) the terms of the Certificates or the economic terms of any Transaction entered into with the Trust pursuant to this Agreement; (v) the preparation of or passing on the disclosure and other information contained in the offering circular, prospectus, series supplement, trust deed, or any other agreements or documents used by the Trust or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of the Trust, including the furnishing of any information to the Trust which is not specifically required under this Agreement; or (vii) any other aspect of the Trust's existence except for those matters specifically identified in this Agreement.

(l) Additional Representations. Section 3 is hereby amended by adding the following additional Subsections:

             "(g) Eligible Swap Participant. It is an "eligible swap participant" as defined in the Part 35 Regulations of the U.S. Commodity Futures Trading Commission.

             (h) No Reliance. In connection with the negotiation of, the entering into, and the confirming of the execution of, this Agreement, any Credit Support Document to which it is a party, and each Transaction: (1) the other party is not acting as a fiduciary or financial or investment advisor for it; (2) it is not relying upon any representations (whether written or oral) of the other party other than the representations expressly set forth in this Agreement and in such Credit Support Document; and (3) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it had made its own investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party."

Please confirm your agreement to the terms of the foregoing Schedule by signing below.


YASUDA BANK AND TRUST COMPANY                     GOLDMAN SACHS MITSUI
(U.S.A.),                                         MARINE DERIVATIVE
as trustee for CITIBANK                           PRODUCTS, L.P.
CREDIT CARD MASTER TRUST I                        By: GSMMDPGP, Inc.,
                                                  General Partner

By: ______________________                        By: _____________________
    Name:                                             Name:
    Title:                                            Title:

                                                                  EXECUTION COPY

                              Class A Certificates



                                  CONFIRMATION


To:          Yasuda Bank and Trust Company
             (U.S.A.), as Trustee (the "Trustee"),
             on behalf of Citibank Credit
             Card Master Trust I (the "Trust")

From:        Goldman Sachs Mitsui
             Marine Derivative Products, L.P.
             ("Counterparty")

Date:        August 7, 1997



                  The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

                  1. This Confirmation supplements, forms a part of, and is subject to, the Master Agreement (including the Schedule thereto) dated as of August 7, 1997, headed "Class A Certificates, Series 1997-6" (the "Master Agreement") between you and us. All provisions contained or incorporated by reference in the Master Agreement shall govern this Confirmation except as expressly modified below.

                  The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

                  This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine.

                  2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Transaction Type:                            Rate Swap Transaction

Notional Amount:                             With respect to each
                                             Calculation Period, an amount
                                             equal to the Class A Accreted
                                             Invested Amount  (as defined
                                             in the Supplement dated as of
                                             August 7, 1997) as of the first
                                             day of such Calculation Period
                                             (which amount is expected to be
                                             equal to the product of (i) the
                                             percentage number shown in Annex A
                                             multiplied by (ii) USD
                                             1,000,000,000)


Trade Date:                                  August 7, 1997

Effective Date:                              August 7, 1997

Termination Date:                            The earlier of (a) the Termination
                                             Date (as defined in the Supplement)
                                             and (b) the Distribution Date on
                                             which the Class A Invested Amount
                                             is reduced to zero, adjusted in
                                             accordance with the Following
                                             Business Day Convention

Fixed Amounts:

         Fixed Rate Payer:                   Counterparty

         Fixed Rate Payer
         Payment Date:                       Each Distribution Date, commencing
                                             on September 15th, provided,
                                             however, if the unsecured,
                                             unguaranteed, long-term debt rating
                                             or financial program or
                                             counterparty rating of Counterparty
                                             is reduced below (i) AAA by
                                             Standard & Poor's Ratings Services
                                             ("Standard & Poor's") or (ii) Aaa
                                             by Moody's Investors Service, Inc.
                                             ("Moody's"), then the Fixed Rate
                                             Payer Date shall be the first
                                             Business Day preceding the
                                             Distribution Date

         Fixed Rate Payer
         Period End Date:                    The 15th day of each calendar month

         Fixed Rate Day Count
         Fraction:                           30/360 Unadjusted

         Fixed Rate:                         6.32311704%

Floating Amounts:

         Floating Rate
         Payer:                              Trust

         Floating Rate Payer
         Payment Date:                       Each Fixed Rate Payer Payment Date

         Floating Rate Payer
         Period End Date:                    Each Distribution Date

         Floating Rate
         Option:                             USD-LIBOR-BBA

         Designated Maturity:                Three months

         Spread: Plus %, provided that the per annum rate (Floating Rate plus Spread) for the first Calculation Period shall be %

         Floating Rate Day
         Count Fraction:                     Actual/360

         Reset Dates:                        The 15th day of each March, June,
                                             September and December, commencing
                                             September 15, 1997, adjusted in
                                             accordance with the Following
                                             Business Day Convention

         Business Days for
         Payment Dates:                      New York City

         Business Days for
         Period End Dates and
         Reset Dates:                        New York City

                  3.  Account Details.

         Payments to the
         Trust:                              Citibank, N.A.
                                             Corporate Trust
                                             ABA:  021000089
                                             Ref:  CCIMT 97-6
                                             Attention:  Jenny Chang
                                             A/C:  36114325

         Payments to
         Counterparty:                       Chase Manhattan Bank, New York
                                             ABA: 021 000 021
                                             Acct: 9301 034 733
                                             For the account of Goldman Sachs
                                             Mitsui Marine Derivative Products,
                                             L.P.


         Each amount payable with respect to this Swap Transaction shall be paid by 12:00 p.m., New York City time, on the relevant Payment Date.

                  4. Counterparty Downgrade. Subject to Part 1(h)(i) of the Schedule, if (i) the unsecured, unguaranteed, long-term debt rating or financial program or counterparty rating of Counterparty is reduced below AA- and equal to or above BBB- by Standard & Poor's or (ii) the unsecured, unguaranteed long-term debt rating or financial program or counterparty rating of Counterparty is reduced below Aa3 and equal to or above Baa3 by Moody's, Counterparty shall within 30 days following a demand from the Trustee with the prior written confirmation of each Rating Agency that such arrangement will not result in the reduction or withdrawal of the then-current rating of any Certificates, either:

                  (a) transfer, solely at its cost or benefit, as the case may be, its rights and obligations pursuant to this Swap Transaction to another counterparty with an unsecured, unguaranteed, long-term debt rating or financial program or counterparty rating from Standard & Poor's of no lower than AA- and an unsecured, unguaranteed long-term debt rating or financial program or counterparty rating from Moody's of no lower than Aa3 (or effect the same economic result by agreeing to terminate this Swap Transaction and arranging for such a counterparty to enter into a replacement transaction with the Trust on terms substantially the same as those contained herein); or

                  (b) if Counterparty, using all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses), is unable to find such a counterparty willing to accept such a transfer (or enter into such replacement transaction), enter into any other arrangement satisfactory to Counterparty, the Trustee, the Servicer, and the Rating Agencies.

         The failure of Counterparty to satisfy its obligations under this Clause may, at the option of the Servicer, result in a designation of an Early Termination Date. Such failure will not otherwise constitute or give rise to an Event of Default.

                  Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                                            Very truly yours,

                                            GOLDMAN SACHS MITSUI
                                            MARINE DERIVATIVE PRODUCTS,L.P.
                                            By: GSMMDPGP, Inc., General Partner

                                              by

                                                Name:
                                                Title:



Accepted and confirmed as of the date first above written:

YASUDA BANK AND TRUST COMPANY
(U.S.A.), as Trustee on behalf of
CITIBANK CREDIT CARD MASTER
TRUST I,

  by

    Name:
    Title:

                                                                  EXECUTION COPY



                                    SCHEDULE
                                     to the
                                MASTER AGREEMENT

                           dated as of August 7, 1997

                                     between

                     YASUDA BANK AND TRUST COMPANY (U.S.A.)
                         as trustee (the "Trustee") for
                CITIBANK CREDIT CARD MASTER TRUST I (the "Trust")

                                       and

                           GOLDMAN SACHS MITSUI MARINE
                   DERIVATIVE PRODUCTS, L.P. ("Counterparty")

                FOR TRANSACTIONS RELATING TO CLASS B CERTIFICATES
                        SERIES 1997-6 ISSUED BY THE TRUST

Part 1.  Termination Provisions.

(a)      "Specified Entity" means in relation to the Trust for the purpose of:

         Section 5(a)(v),     None
         Section 5(a)(vi),    None
         Section 5(a)(vii),   None
         Section 5(b)(iv),    None

         and in relation to Counterparty for the purpose of:

         Section 5(a)(v),     None
         Section 5(a)(vi),    None
         Section 5(a)(vii),   None
         Section 5(b)(iv),    None

(b)      "Specified Transaction" will have the meaning specified in Section 14.

(c) "Events of Default". The following Events of Default will not apply to the Trust and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

         Section 5(a)(ii),    (Breach of Agreement)
         Section 5(a)(iii),   (Credit Support Default)
         Section 5(a)(iv),    (Misrepresentation)
         Section 5(a)(v),     (Default under Specified Transaction)
         Section 5(a)(vi),    (Cross Default).

         Section 5(a)(vi) is hereby amended by deleting in the seventh line thereof, the words ", or becoming capable at such time of being declared,".

         The "Cross Default" provisions of Section 5(a)(vi) as amended above will apply to Counterparty. For purposes of Section 5(a)(vi):

         "Specified Indebtedness" will have the meaning specified in Section 14.

         "Threshold Amount" means with respect to the Counterparty USD 50 million.

(d) The "Automatic Early Termination" provision of Section 6(a) will not apply to the Trust or Counterparty.

(e) Payments on Early Termination. Notwithstanding any provision to the contrary in this Agreement, upon the occurrence of an Early Termination Date in respect of one or more outstanding Transactions:

                  (i) the provisions of Sections 6(d)(i) (to the extent they relate to obtaining Market Quotations) and 6(e)(i) and (ii) shall not apply;

                  (ii) each reference in this Agreement to an amount calculated as being due in respect of any Early Termination Date under
                  Section 6(e) shall be deemed to refer to an amount calculated in accordance with Part 1(e)(iii) of this Schedule;

                  (iii) the amount payable in respect of such Early Termination Date will be the amount (determined by the Calculation Agent and netted in accordance with Section 2(c)) that is the Termination Currency Equivalent of (A) the sum of (1) all Unpaid Amounts owing to the Trust in respect of the Terminated Transactions plus (2) all amounts that would be payable to the Trust if such Early Termination Date were the next Distribution Date in respect of each Terminated Transaction plus (3) each other amount, if any, payable to the Trust pursuant to the Confirmation for each Terminated Transaction less (B) the sum of (1) all Unpaid Amounts owing to Counterparty in respect of the Terminated Transactions plus
                  (2) all amounts that would be payable to Counterparty if such Early Termination Date were the next Distribution Date in respect of each Terminated Transaction plus (3) each other amount, if any, payable to

                  Counterparty pursuant to the Confirmation for each Terminated Transaction; and

                  (iv) if the amount determined pursuant to clause (iii) above is a positive number, Counterparty will pay it to the Trust on the Distribution Date immediately following the Early Termination Date; if it is a negative number, the Trust will pay the absolute value of that amount to Counterparty on the Distribution Date immediately following the Early Termination Date.

(f)      "Termination Currency" means United States Dollars.

(g)      "Transfer to Avoid Termination Event".
         Section 6(b)(ii) is hereby amended by adding at the end thereof before the period in the third paragraph the following condition:

                  "and the prior written confirmation from each Rating Agency that the then-current ratings of the obligations represented by the Certificates will not be negatively affected by such transfer".

(h) Additional Termination Event will apply. The following shall constitute Additional Termination Events:


                  (i) The unsecured, unguaranteed long-term debt rating or financial program or counterparty rating of Counterparty is reduced below (A) BBB- or such rating is withdrawn by Standard & Poor's Rating's Services ("Standard & Poor's") or (B) Baa3 by Moody's Investors Service, Inc. ("Moody's") or such rating is withdrawn by Moody's.

                  For purposes of the foregoing Additional Termination Event, Counterparty shall be the Affected Party.

                  (ii) The occurrence of an Amortization Event (as defined in the Pooling and Servicing Agreement dated as of May 29, 1991 (the "P&S Agreement") between Citibank (Nevada), National Association as Seller, Citibank as Seller and Servicer, and the Trustee, as supplemented by the Series 1997-6 Supplement thereto dated as of August 7, 1997 (the "Supplement")).

                  For purposes of the foregoing Additional Termination Event, the Trust shall be the Affected Party.

Part 2.  Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of the Trust and Counterparty represents that it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to
         Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in
         Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b)      Payee Representations.

                  (i) Trust Representation. For the purpose of Section 3(f), the Trust makes the representation specified below:

                  For purposes of Federal income taxes, Citibank (South Dakota), N.A. ("Citibank (South Dakota)") and Citibank (Nevada), National Association ("Citibank (Nevada)") are the beneficial owners of the rights and obligations of the Trust under this Agreement.

                  (ii) Counterparty Representation. For the purpose of Section 3(f), Counterparty makes the representation specified below:

                  Counterparty is a "United States person" as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code").

Part 3.  Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii):

(a)      Tax forms, documents or certificates to be delivered are:

                  Each party agrees to complete, accurately and in a manner reasonably satisfactory to the other party, and to execute, arrange for any required certification of, and deliver to the other party (or to such government or taxing authority as the other party reasonably directs), any form or document that may be required or reasonably requested in order to allow the other party to make a payment under this Agreement without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate, promptly upon the earlier of (i) reasonable demand by the other party and
                  (ii) learning that the form or document is required.

(b)      Other documents to be delivered are:

                                                                  Covered by
Party Required to                             Date by Which       Section 3(d)
Deliver Document   Form/Document/Certificate  to Be Delivered     Representation
----------------   -------------------------  ---------------     --------------

Trust and          Certified copies of all    Upon execution of     Yes
Counterparty       documents evidencing       this Agreement.
                   necessary corporate and
                   other authorizations
                   and approvals with
                   respect to the
                   execution, delivery and
                   performance by the
                   party of this
                   Agreement, each
                   Confirmation and any
                   applicable Credit
                   Support Document.

Trust and          A certificate of an        Upon execution of     Yes
Counterparty       authorized officer of      this Agreement.
                   the party certifying
                   the names, true
                   signatures and
                   authority of the
                   officers of the party
                   signing this Agreement
                   and any applicable
                   Credit Support
                   Document.

Trust              Executed copy of the       Upon execution of     Not
                   P&S Agreement and the      this Agreement.       Applicable
                   Supplement.

Trust              A monthly statement        Not later than the    Not
                   prepared by the            Transfer Date         Applicable
                   Servicer, substantially    preceding each
                   in the form of Exhibit     Distribution Date.
                   C to the Supplement.

Trust and          Legal opinion, in a        Upon execution of     No.
Counterparty       form reasonably            this Agreement.
                   acceptable to the
                   Trustee, relating to
                   the enforceability of
                   the party's obligations
                   under this Agreement.

                   Such other publicly        Upon request.         No.
                   available documents in
                   connection with the

Trust and          1997-6 Series as the
Counterparty       other party may
                   reasonably request



Part 4.  Miscellaneous.

(a)      Addresses for Notices. For the purpose of Section 12(a):

                  Address for notices or communications to the Trustee or the
                  Trust:

                  Address:                  666 Fifth Avenue, Suite 802,
                                            New York, New York 10103
                  Attention:                Corporate Trust Department
                  Fax No.:                  (212) 373-5998
                  Telephone No.:            (212) 373-5918

                  and to: Citibank (South Dakota), N.A.

                  Address:                  701 East 60th Street, North, Sioux
                                            Falls, SD 57117
                  Attention:                General Counsel
                  Fax No.:                  (605) 331-4442 or 7232
                  Telephone No.:            (605) 331-1567

                  Address for notices or communications to Counterparty:

                  Address:                  85 Broad Street, New York, NY 10004
                  Attention:                Derivative Operations
                  Fax No.:                  (212) 902-5692

(b)      Process Agent.  For the purpose of Section 13(c):

         The Trust appoints the Trustee as its Process Agent.

(c) Offices. The provisions of Section 10(a) will apply to the Trust and Counterparty.

(d) Multibranch Party. For the purpose of Section 10(c), the Trust is not a Multibranch Party, and Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Trustee, on behalf of the Trust, will be the Calculation Agent (it being understood that the Trustee has appointed the Servicer under the P&S Agreement to perform the duties of Calculation Agent hereunder). The Trustee, in its capacity as Calculation Agent, agrees to act in good faith and in a commercially reasonable manner.

(f)      Credit Support Document. None.

(g)      Credit Support Provider. None.


(h) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW DOCTRINE.

(i) Jurisdiction. Section 13(b)(i) is amended by the deletion of the word "non-" in the second line thereof.

(j) "Affiliate" will have the meaning specified in Section 14 except that such term shall not apply for purposes of the Section 3(c) representation.


Part 5.           Other Provisions.

(a) Tax Treatment. The parties acknowledge that, for purposes of Federal income taxes, Citibank (South Dakota) and Citibank (Nevada) are the beneficial owners of the rights and obligations of the Trust under this Agreement.

(b) Definitions. The applicability of the 1991 ISDA Definitions and the 1992 ISDA FX and Currency Option Definitions to any Transaction shall be specified in the Confirmation for such Transaction.

(c) Waiver of Jury Trial. The following paragraph shall be added to this Agreement as a new Section 15:

                  "15.  Jury Trial.  Each party hereby
                  waives its respective right to jury
                  trial with respect to any litigation
                  arising under, or in connection with,
                  this Agreement or any Transaction."

(d) Waiver of Setoff. Notwithstanding any provision of this Agreement or any other existing or future agreement, each of Counterparty and the Trust irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between the Trust and Counterparty hereunder against any obligations between the Trust and Counterparty under any other agreements or otherwise.

(e) Consent to Recording. Each party consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties and waives any further notice of such monitoring or recording.

(f) No Personal Liability. The obligations of the Trust under this Agreement are not personal obligations of the Trustee and, as a result, the Trustee will have no personal liability for any amounts required to be paid by the Trust under this Agreement.

(g) No Petition. Counterparty hereby agrees that it will not, prior to the date which is one year and one day after the date on which all certificates or securities issued by the Trust have been paid in full, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust under any United States Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property or ordering the winding-up or liquidation of the Trust.

(h) Amendment. No amendment, modification or waiver in respect of any material term of this Agreement will be effective unless (a) it is made in accordance with Section 9(b) and (b) each Rating Agency shall have notified Citibank (South Dakota) and the Trustee that such amendment, modification or waiver will not result in a reduction or withdrawal of the rating of the obligations represented by any Certificates.

(i) Capitalized Terms. Capitalized terms not otherwise defined herein shall, where used herein or in any Confirmation, have the meanings assigned to them in the P&S Agreement, as supplemented by the Supplement.

(j) No Recourse. The Investor Certificates (the "Certificates") represent a beneficial interest in the property of the Trust only and do not represent an interest in or obligation of Counterparty, and no recourse may be had by the holders of the Certificates against Counterparty or its assets with respect to the Certificates and/or this Agreement.

(k) Regarding Counterparty. The Trust acknowledges and agrees that Counterparty had no involvement in and, accordingly, accepts no responsibility for: (i) the establishment, structure, or choice of assets of the Trust or any series; (ii) the selection of any person performing services for or acting on behalf of the Trust; (iii) the selection of Counterparty as a swap provider; (iv) the terms of the Certificates or the economic terms of any Transaction entered into with the Trust pursuant to this Agreement; (v) the preparation of or passing on the disclosure and other information contained in the offering circular, prospectus, series supplement, trust deed, or any other agreements or documents used by the Trust or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of the Trust, including the furnishing of any information to the Trust which is not specifically required under this Agreement; or (vii) any other aspect of the Trust's existence except for those matters specifically identified in this Agreement.

(l) Additional Representations. Section 3 is hereby amended by adding the following additional Subsections:

                  "(g) Eligible Swap Participant. It is an "eligible swap participant" as defined in the Part 35 Regulations of the U.S. Commodity Futures Trading Commission.

                  (h) No Reliance. In connection with the negotiation of, the entering into, and the confirming of the execution of, this Agreement, any Credit Support Document to which it is a party, and each
         Transaction: (1) the other party is not acting as a fiduciary or financial or investment advisor for it; (2) it is not relying upon any representations (whether written or oral) of the other party other than the representations expressly set forth in this Agreement and in such Credit Support Document; and (3) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it had made its own investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party."

Please confirm your agreement to the terms of the foregoing Schedule by signing below.


YASUDA BANK AND TRUST COMPANY                GOLDMAN SACHS MITSUI
(U.S.A.),                                    MARINE DERIVATIVE
as trustee for CITIBANK                      PRODUCTS, L.P.
CREDIT CARD MASTER TRUST I                   By: GSMMDPGP, Inc.,
                                             General Partner

By: ______________________                   By: _____________________
    Name:                                        Name:
    Title:                                       Title:

                                                                  EXECUTION COPY

                              Class B Certificates


                                  CONFIRMATION


To:          Yasuda Bank and Trust Company
             (U.S.A.), as Trustee (the "Trustee"),
             on behalf of Citibank Credit
             Card Master Trust I (the "Trust")

From:        Goldman Sachs Mitsui
             Marine Derivative Products, L.P.
             ("Counterparty")

Date:        August 7, 1997


                  The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

                  1. This Confirmation supplements, forms a part of, and is subject to, the Master Agreement (including the Schedule thereto) dated as of August 7, 1997, headed "Class B Certificates, Series 1997-6" (the "Master Agreement") between you and us. All provisions contained or incorporated by reference in the Master Agreement shall govern this Confirmation except as expressly modified below.

                  The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

                  This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine.

                  2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Transaction Type:                     Rate Swap Transaction

Notional Amount:                      With respect to each Calculation Period,
                                      an amount equal to the Class B Accreted
                                      Invested Amount (as defined in
                                      the Supplement dated as of August 7,
                                      1997) as of the first day of such
                                      Calculation Period (which amount is
                                      expected to be equal to the product of
                                      (i)  the percentage number shown in
                                      Annex A multiplied by (ii) USD 64,000,000)

Trade Date:                           August 7, 1997

Effective Date:                       August 7, 1997

Termination Date:                     The earlier of (a) the Termination Date
                                      (as defined in the Supplement) and (b) the Distribution Date on which the Class A
                                      Invested Amount is reduced to zero,
                                      adjusted in accordance with the Following
                                      Business Day Convention

Fixed Amounts:

         Fixed Rate Payer:            Counterparty

         Fixed Rate Payer
         Payment Date:                Each Distribution Date, commencing on
                                      September 15th, provided, however, if the unsecured, unguaranteed, long-term debt rating or financial program or counterparty rating of Counterparty is reduced below (i) AAA by Standard & Poor's
                                      Ratings Services ("Standard & Poor's") or
                                      (ii) Aaa by Moody's Investors Service,
                                      Inc. ("Moody's"), then the Fixed Rate
                                      Payer Date shall be the first Business Day preceding the Distribution Date

         Fixed Rate Payer
         Period End Date:             The 15th day of each calendar month

         Fixed Rate Day Count
         Fraction:                    30/360 Unadjusted

         Fixed Rate:                  6.46918258%

Floating Amounts:

         Floating Rate
         Payer:                       Trust

         Floating Rate Payer
         Payment Date:                Each Fixed Rate Payer Payment Date

         Floating Rate Payer
         Period End Date:             Each Distribution Date

         Floating Rate
         Option:                      USD-LIBOR-BBA

         Designated Maturity:         Three months

         Spread:                      Plus      %, provided that the per annum
                                      rate (Floating Rate plus Spread) for the
                                      first Calculation Period shall be        %
         Floating Rate Day
         Count Fraction:              Actual/360

         Reset Dates:                 The 15th day of each March, June,
                                      September and December commencing
                                      September 15, 1997, adjusted in accordance
                                      with the Following Business Day Convention
         Business Days for
         Payment Dates:               New York City

         Business Days for
         Period End Dates and
         Reset Dates:                 New York City

                  3.  Account Details.

         Payments to the
         Trust:                       Citibank, N.A.
                                      Corporate Trust
                                      ABA:  021000089
                                      Ref:  CCIMT 97-6
                                      Attention:  Jenny Chang
                                      A/C:  36114325



         Payments to
         Counterparty:                Chase Manhattan Bank, New York
                                      ABA: 021 000 021
                                      Acct: 9301 034 733
                                      For the account of Goldman Sachs
                                      Mitsui Marine Derivative Products,
                                      L.P.


         Each amount payable with respect to this Swap Transaction shall be paid by 12:00 p.m., New York City time, on the relevant Payment Date.

                  4. Counterparty Downgrade. Subject to Part 1(h)(i) of the Schedule, if (i) the unsecured, unguaranteed, long-term debt rating or financial program or counterparty rating of Counterparty is reduced below AA- and equal to or above BBB- by Standard & Poor's or (ii) the unsecured, unguaranteed long-term debt rating or financial program or counterparty rating of Counterparty is reduced below Aa3 and equal to or above Baa3 by Moody's, Counterparty shall within 30 days following a demand from the Trustee with the prior written confirmation of each Rating Agency that such arrangement will not result in the reduction or withdrawal of the then-current rating of any Certificates, either:

                  (a) transfer, solely at its cost or benefit, as the case may be, its rights and obligations pursuant to this Swap Transaction to another counterparty with an unsecured, unguaranteed, long-term debt rating or financial program or counterparty rating from Standard & Poor's of no lower than AA- and an unsecured, unguaranteed long-term debt rating or financial program or counterparty rating from Moody's of no lower than Aa3 (or effect the same economic result by agreeing to terminate this Swap Transaction and arranging for such a counterparty to enter into a replacement transaction with the Trust on terms substantially the same as those contained herein); or

                  (b) if Counterparty, using all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses), is unable to find such a counterparty willing to accept such a transfer (or enter into such replacement transaction), enter into any other arrangement satisfactory to Counterparty, the Trustee, the Servicer, and the Rating Agencies.

         The failure of Counterparty to satisfy its obligations under this Clause may, at the option of the Servicer, result in a designation of an Early Termination Date. Such failure will not otherwise constitute or give rise to an Event of Default.

                  Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                                            Very truly yours,

                                            GOLDMAN SACHS MITSUI
                                            MARINE DERIVATIVE PRODUCTS,L.P.
                                            By: GSMMDPGP, Inc., General Partner

                                             by

                                                Name:
                                                Title:



Accepted and confirmed as of the date first above written:

YASUDA BANK AND TRUST COMPANY
(U.S.A.), as Trustee on behalf of
CITIBANK CREDIT CARD MASTER
TRUST I,

  by

    Name:
    Title: